                                                                   EXHIBIT 10.12



                               CONSENT TO SUBLEASE

        THIS AGREEMENT is made by and among PINE STREET INVESTORS I, L.L.C. a Delaware limited liability company ("Landlord"), FIDELITY NATIONAL TITLE INSURANCE COMPANY, a California corporation ("Tenant"), and @PLAN.INC., a Tennessee corporation doing business in California as "ATPLAN.INC." ("Subtenant").

        Tenant is the tenant under an Office Lease dated August 31, 1998 (which Office Lease as hereafter amended is hereinafter called the "Master Lease"), under which Landlord leased to Tenant the premises commonly known as Suite 1850 on the 18th floor of the office building located at 100 Pine Street, San Francisco, California (the "Premises"). Landlord hereby consents to the subletting by Tenant to Subtenant, pursuant to a sublease (the "Sublease") dated as of November 29, 1999, a full and complete copy of which is attached hereto, of the Premises comprising 2,447 square feet of rentable areas as shown and marked on the floor plan attached to the Master Lease (the "Sublet Space"), such consent being subject to and upon the following terms and conditions, to each of which Tenant and Subtenant expressly agree:

        1. Nothing contained in this Consent to Sublease (the "Consent") shall either:

            (a) Operate as a consent to or approval or ratification by Landlord of any of the provisions of the Sublease or as a representation or warranty by Landlord, and Landlord shall not be bound or estopped in any way by the provisions of the Sublease; or

            (b) Be construed to modify, waive or affect (i) any of the provisions, covenants or conditions in the Master Lease, (ii) any of Tenant's obligations under the Master Lease, or (iii) any rights or remedies of Landlord under the Master Lease or otherwise, whether exercised by Landlord as of the date hereof or not, or to enlarge or increase Landlord's obligations or Tenant's rights under the Master Lease or otherwise; or

            (c) Be construed to waive any present or future breach or default on the part of Tenant under the Master Lease. In case of any conflict between the provisions of this Consent and the provisions of the Sublease, the provisions of this Consent shall prevail unaffected by the Sublease.

        2. The Sublease shall be subject and subordinate at all times to the Master Lease and all of its provisions, covenants and conditions. In case of any conflict between the provisions of the Master Lease and the provisions of the Sublease, the provisions of the Master Lease shall prevail unaffected by the Sublease. The parties acknowledge and agree that although the Sublease contemplates Landlord's signature and the agreement by Landlord of certain provisions therein, Landlord is executing this Consent only and not the Sublease and is not bound by any such provisions in the Sublease unless otherwise expressly agreed by Landlord in writing.

        3. Neither the Sublease nor this Consent shall release or discharge Tenant from any liability under the Master Lease and Tenant shall remain liable and responsible for the full performance and observance of all of the provisions, covenants and conditions set forth in the Master Lease on the part of Tenant to be performed and observed. Any breach or violation of any provision of the Master Lease by Subtenant shall be deemed to be and shall constitute a default by Tenant in fulfilling such provision.

        4. This Consent by Landlord is not assignable by Tenant or Subtenant and shall not be construed as a consent by Landlord to any further subletting either by Tenant or Subtenant. The Sublease may not be assigned, renewed or extended nor shall the Premises or Sublet Space, or any part thereof be further sublet without the prior written consent of Landlord thereto in each instance consistent with the terms and conditions of the Master Lease.

        5. Upon the expiration or any earlier termination of the term of the Master Lease, or in case of surrender of the Master Lease by Tenant to Landlord, except as provided in the next succeeding sentence, the Sublease and its term shall expire and come to an end as of the effective dated of such expiration, termination or surrender and Subtenant shall vacate the Sublet Space on or before such date. If the Master Lease shall expire or terminate during the term of the Sublease for any reason other than condemnation or destruction by fire or other cause, or if Tenant shall surrender the Master Lease to Landlord during the term of the Sublease, Landlord, in its sole discretion, upon written notice given to Tenant and Subtenant not more than thirty (30) days after the effective date of such expiration, termination or surrender, without any additional or further agreement of any kind on the part of Subtenant, may elect to continue the Sublease with the same force and effect as if Landlord, as lessor, and Subtenant, as lessee, had entered into a lease as of such effective date for a term equal to the then unexpired term of the Sublease and containing the same terms and conditions as those contained in the Sublease, Subtenant shall attorn to Landlord and Landlord and Subtenant shall have the same rights, obligations and remedies thereunder as were had by Tenant and Subtenant thereunder prior to such effective date, respectively, except that in no event shall Landlord be (i) liable for any act or omission by Tenant or (ii) subject to any offsets or defenses which Subtenant had or might have against Tenant, (iii) bound by any rent or additional rent or other payment paid by Subtenant to Tenant in advance or (iv) bound by any amendment to the Sublease not consented to by Landlord. Upon expiration of the Sublease pursuant to the provisions of the first sentence of this Paragraph 5, in the event of the failure of Subtenant to vacate the Sublet Space as therein provided, Landlord shall be entitled to all of the rights and remedies available to Landlord against Tenant holding over after the expiration of the term.

        6. Subtenant shall deal directly with Tenant for the provision of all services and materials (including, by way of example only, after-hours air-conditioning) to the Premises or Sublet space. Notwithstanding said requirement, both Tenant and Subtenant shall be and continue to be liable for all bills rendered by Landlord for charges incurred by or imposed upon Subtenant for services rendered and materials supplied to the Sublet Space at the request of Subtenant, whether actually requested of Landlord by Tenant or Subtenant.

        7. Landlord agrees to provide Subtenant with copies of written notices it delivers to the Tenant under the Master Lease to Subtenant at the Sublet Space only, with a copy to Subtenant at 3 Landmark Square, Suite 400, Stamford, Connecticut 06901 Attention: Nancy Lazaros; provided, however, such delivery shall not affect or delay the time Landlord's notice to Tenant is deemed to be received under the Master Lease or otherwise. All communication, notices and demands of any kind which a party may be required or desire to give or to serve upon another party pursuant to this Consent to Sublease shall be made in writing and shall be deemed to have been fully given upon delivery if personally delivered, or three (3) business days after deposit in the United States mail, certified, postage prepaid, return receipt requested, or otherwise when actually received, to the following addresses, or such other address as the parties may from time to time designate in writing:

        To Landlord:      Pine Street Investors I, L.L.C.
                          c/o Danielson Whitehead Inc.
                          100 Pine Street, Suite 620
                          San Francisco, CA 94111
                          Attn: Robert D. Whitehead

        To Tenant:        FIDELITY NATIONAL TITLE INSURANCE COMPANY
                          Orion Realty
                          3938 State Street
                          Suite 210
                          Santa Barbara, CA 93105

        To Subtenant:     @plan. Inc.
                          100 Pine Street, Suite 1850
                          San Francisco, CA 94111

        8. As a material condition to Landlord entering into this Consent, Landlord, Tenant and Subtenant hereby agree that Landlord shall have the right to terminate the Master Lease prior to the expiration thereof (which shall effectively terminate the Sublease as of such early termination date) by delivering to Tenant at least six (6) months prior written notice thereof; upon any such notice of termination, Tenant shall immediately notify Subtenant of the termination of the Master Lease and the applicable termination date. Said right of Landlord to terminate the Master Lease shall survive any termination of the Sublease prior to the expiration date set forth in the Sublease.

        9. Subtenant shall indemnify and hold harmless Landlord and Tenant on the same terms and conditions as Tenant provides indemnification to the Landlord Pursuant to Article 12 of the Master Lease. In addition, Subtenant shall maintain such insurance as is required by Article 11 of the Master Lease, naming Landlord and Tenant, and their respective successors and assigns, as additional insureds on such policies, and shall otherwise comply with the procedures of the Master Lease.

        10. This Consent shall be construed in accordance with the laws of the State of California and contains the entire agreement of the parties hereto.

        IN WITNESS WHEREOF, the parties hereto have executed this Consent to Sublease effective January 7, 2000.



                                  LANDLORD:

                                  PINE STREET INVESTORS I, L.L.C.
                                  a Delaware limited liability company

                                  By:   DANIELSON WHITEHEAD, INC.,
                                        a California corporation, as agent
                                        for Pine Street Investors I, L.L.C.

                                        By:  /s/ Carl Danielson
                                           -------------------------------------
                                             Carl Danielson
                                        Its: Chief Executive Officer
                                            ------------------------------------

                                  TENANT:

                                  FIDELITY NATIONAL TITLE INSURANCE COMPANY, a California corporation



                                  By:    /s/ William A. Imparato
                                     -------------------------------------------
                                     Name: William A. Imparato
                                          --------------------------------------
                                     Its: Vice President
                                         ---------------------------------------


                                  SUBTENANT:


                                  @PLAN.INC.

                                  a Tennessee corporation doing business in California as "ATPLAN.INC."


                                  By: /s/ Nancy A. Lazaros
                                     -------------------------------------------
                                       Nancy A. Lazaros
                                  Its: Chief Financial Officer
                                    --------------------------------------------

                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                STANDARD SUBLEASE

                (SHORT-FORM TO BE USED WITH POST 1995 AIR LEASES)

      1. PARTIES. This Sublease, dated, for reference purposes only, November
                                                                     -----------
29, 1999, is made by and between Fidelity National Title Insurance Company, a
--------                         -----------------------------------------------
California corporation ("Sublessor") and @plan, a Tennessee corporation
----------------------                   ------------------------------
("Sublessee").
      2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property, including all improvements therein, and commonly known by the street address of 100 Pine
                                                                  --------------
Street, Suite 1850 located in the County of San Francisco, State of California
------------------                          -------------           ------------
and generally described as (describe briefly the nature of the property) that office suite of 2,447 rsf
          ----------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      3. TERM.
         3.1. TERM. The term of this Sublease shall be for Thirty (30) months
                                                        ------------------------
and six (6) days commencing on December 10, 1999 and ending on June 6, 2002
----------------               -----------------               -----------------
unless sooner terminated pursuant to any provision hereof.
         3.2 DELAY IN COMMENCEMENT. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the commencement date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, the rights and obligations of Sublessor and Sublessee shall be as set forth in Paragraph 3.3 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).
      4. RENT
         4.1 BASE RENT. Sublessee shall pay to Sublessor as Base Rent for the Premises equal monthly payments of $9,380.17 in advance, on the first day of
                                   ---------                   ------
each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $6,354.31 as Base Rent for December 10 -31, 1999
       ---------                  ----------------------------------------------
--------------------------------------------------------------------------------
Base Rent for any period during the term hereof which is for less than one month shalt be a pro rata portion of the monthly installment.
         4.2 RENT DEFINED. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("Rent"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.
      5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $9,380.17 as security for Sublessee's faithful performance of Sublessee's
      ----------
obligations hereunder. The rights and obligations of Sublessor and
Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).
      6. USE.
         6.1 AGREED USE. The Premises shall be used and occupied only for office use and for no other purpose.
-----------
         6.2 COMPLIANCE. Sublessor warrants that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("APPLICABLE REQUIREMENTS") in effect on the commencement date. Said warranty does not apply to the use to which Sublessee will put the Premises or to any alterations or utility installations made or to be made by Sublessee NOTE: Sublessee is responsible for determining whether or not the zoning is appropriate for its intended use, and acknowledges that past uses of the Premises may no longer be allowed.
         6.3 ACCEPTANCE OF PREMISES AND LESSEE. Sublessee acknowledges that:
             (a) it has been advised by Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects), and their suitability for Sublessee's intended use,
             (b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and
             (c) neither Sublessor, Sublessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease.
      In addition, Sublessor acknowledges that:
             (a) Broker has made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and
             (b) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.
      7. MASTER LEASE
         7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "MASTER LEASE", a copy of which is attached hereto marked
Exhibit 1, wherein Pine Street Investors I, LLC, as Landlord and Fidelity
                   -------------------------------------------------------------
National Title Insurance Company, as Tenant
--------------------------------------------------------------------------------
is the lessor, hereinafter the "MASTER LESSOR"
         7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.
         7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall he deemed to mean the Sublessee herein.
         7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease. Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: 2, 3, 4a, 6, 34
                   -------------------------------------------------------------
--------------------------------------------------------------------------------
         7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSEE'S ASSUMED OBLIGATIONS". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSOR'S REMAINING OBLIGATIONS".
         7.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands including reasonable attorneys' fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations, unless such failure is caused by the negligence or the intentional act of Sublessor.
         7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Subtessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.
         7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease. Sublessor shall not take any action to amend, modify or otherwise alter the terms of the Master Lease without the prior written consent of the Sublessee.
      8. ASSIGNMENT OF SUBLEASE AND DEFAULT.
         8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.
         8.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.
         8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.
         8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.
      9. CONSENT OF MASTER LESSOR.
         9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within ten days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.
         9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.
         9.3 In the event that Master Lessor does give such consent then:
             (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.
             (b) The acceptance of Rent by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.
             (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.
             (d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

             (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.
             (f) In the event that Sublessor shall Default in its
obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.
         9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.
         9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.
         9.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.
     10. BROKERS FEE.
         10.1 Upon execution hereof by all parties, Sublessor shall pay to Cushman & Wakefield of California, Inc. ("C&W")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
a licensed real estate broker, ("Broker"), a fee as set forth in a separate agreement between Sublessor and Broker, or in the event there is no such separate agreement, the sum of $ 9,225.19 for brokerage services rendered by
                               ----------
Broker to Sublessor in this transaction. C&W shall pay the cooperating broker, CB Richard Ellis, from the commission paid by Sublessor.
         10.3 Master Lessor agrees that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend or renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lesser has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions, Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease.
         10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow.
         10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10 Broker shall be deemed to be a third-party beneficiary of this paragraph 10.
     11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.
     12. ADDITIONAL PROVISIONS. [If there are no additional provisions, draw line from this point to the next printed word after the space left here. If there are additional provisions place the same here.]
     13. Sublessee shall pay for its own directory signage and standard signage at the entrance to the Premises. Sublessor shall assist Sublessee with the sign request to Lessor.
     14. Notices sent between Sublessor and Sublessee shall be sent as follows:

         ----------------------------------------------------------------------------
         To Sublessor:                                      To Sublessee:
         -------------                                      -------------
         ----------------------------------------------------------------------------
         Fidelity National Title Insurance Company          @plan.inc
         c/o Park West Development                          Three Landmark Square
         1515 E. Missouri Avenue                            Stamford, CT 06901
         Phoenix, AZ 85014                                  Attention: Nancy Lazaros
         Attention: William A. Imparato                     (203) 961-0340 ext. 114
         (602) 264-1300
         ----------------------------------------------------------------------------

     15. 5ublessor shall promptly deliver to Sublessee any and all notices that it may receive from Master Lessor under the terms of the Master Lease.

--------------------------------------------------------------------------------
ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.    SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS
      SUBLEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.
--------------------------------------------------------------------------------

Executed at:                                          FIDELITY NATIONAL TITLE INSURANCE CO., INC.
            --------------------------------          ------------------------------------------------------------
on: 12/15/99
   -----------------------------------------
Address: 3938 State Street, Suite 110                 By:  /s/ William A. Imparato
         -----------------------------------               -------------------------------------------------------
         Santa Barbara, California 93105                   William A. Imparato
         -----------------------------------
                                                      "Sublessor" (Corporate Seal ) Its: VP Real Estate
                                                                                        --------------------------


Executed at: Stamford, Connecticut                    @plan, Inc.
            --------------------------------          ------------------------------------------------------------
on: December 10, 1999
   -----------------------------------------
Address:   Three Landmark Square                      By:  /s/ Nancy Lazaros
         -----------------------------------              --------------------------------------------------------
         -----------------------------------              Nancy Lazaros
                                                      "Sublessee" (Corporate Seal ) Its: Chief Financial Officer
                                                                                         -------------------------

Executed at:
            --------------------------------          ------------------------------------------------------------
on:
   -----------------------------------------
Address:                                              By:
         -----------------------------------             ---------------------------------------------------------
         -----------------------------------             "Master Lessor" (Corporate Seal)


NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 South Flower Street, Suite 600, Los Angeles, CA 90017 (213) 687-8777

                             100 PINE STREET CENTER

                                  OFFICE LEASE

                                     BETWEEN

                         PINE STREET INVESTORS I, L.L.C.
                      a Delaware limited liability company,

                                    LANDLORD

                                       AND

      FIDELITY NATIONAL TITLE INSURANCE COMPANY, a California corporation,

                                     TENANT

                              DATED August 31, 1998

                                TABLE OF CONTENTS


ARTICLE 1.
     Premises.................................................................1

ARTICLE 2.
     Term   ..................................................................1

ARTICLE 3.
     Base Rent................................................................2

ARTICLE 4.
     Additional Rent..........................................................3

ARTICLE 5.
     Personal Property Taxes, Rent Taxes and Other Taxes......................5

ARTICLE 6.
     Condition of Premises....................................................6

ARTICLE 7.
     Use and Rules............................................................6

ARTICLE 8.
     Services and Utilities...................................................6

ARTICLE 9.
     Maintenance and Repairs..................................................8

ARTICLE 10.
     Alterations and Liens....................................................9

ARTICLE 11.
     Insurance, Subrogation and Waiver of Claims..............................10

ARTICLE 12.
     Indemnity................................................................12

ARTICLE 13.
     Destruction or Damage....................................................12




ARTICLE 14.
     Condemnation.............................................................14

ARTICLE 15.
     Subordination, Attornment and Mortgagee Protection.......................14

ARTICLE 16.
     Estoppel Certificate.....................................................15

ARTICLE 17.
     Assignment and Subletting................................................15

ARTICLE 18.
     Compliance with Legal Requirements.......................................19

ARTICLE 19.
     Rights Reserved by Landlord..............................................19

ARTICLE 20.
     Landlord's Remedies......................................................21

ARTICLE 21.
     Landlord's Right to Cure.................................................24

ARTICLE 22.
     Return of Possession.....................................................24

ARTICLE 23.
     Holding Over.............................................................25

ARTICLE 24.
     No Waiver................................................................25

ARTICLE 25.
     Attorneys' Fees and Jury Trial...........................................26

ARTICLE 26.
     Captions, Definitions and Severability...................................26

ARTICLE 27.
     Conveyance by Landlord and Liability.....................................31



ARTICLE 28.
     Safety and Security Devices, Services and Programs......................32

ARTICLE 29.
     Communications and Computer Lines.......................................32

ARTICLE 30.
     Hazardous Materials.....................................................34

ARTICLE 31.
     Miscellaneous...........................................................36

ARTICLE 32.
     Offer  .................................................................37

ARTICLE 33.
     Notices.................................................................37

ARTICLE 34.
     Real Estate Brokers.....................................................38

ARTICLE 35.
     Security Deposit........................................................38

ARTICLE 36.
     Entire Agreement........................................................38


                                  OFFICE LEASE

        THIS LEASE made as of the 31st day of August, 1998, between PINE STREET INVESTORS I, L.L.C., a Delaware limited liability company ("Landlord") and FIDELITY NATIONAL TITLE INSURANCE COMPANY, a California corporation ("Tenant"), whose address is c/o Park West Development, 1515 East Missouri Avenue, Building A, Phoenix, Arizona 85014.

                                   WITNESSETH:

        Landlord hereby leases to Tenant and Tenant hires from Landlord the premises described herein for the term and subject to the terms, covenants, agreements and conditions hereinafter set forth, to each and all of which Tenant and Landlord hereby mutually agree.

                                   ARTICLE 1.
                                    PREMISES

        Landlord hereby leases to Tenant and Tenant hereby hires from Landlord those certain premises, as shown on the floor plan attached hereto as Exhibit "A" and made a part hereof ("Premises"), on the 18th floor of the building known as Pine Street Center ("Building") located at 100 Pine Street, San Francisco, California ("Property" as further described in Article 26). Tenant acknowledges and agrees that it has had an opportunity to review Landlord's calculation of rentable area, and Landlord and Tenant hereby agree that for purposes of this Lease the rentable area of the Premises is 2,447 square feet and the rentable area of the Property is 402,534 square feet.

                                   ARTICLE 2.
                                      TERM

        (A) TERM. The term of this Lease ("Term") shall commence on December 1, 1998 ("Commencement Date") and, unless sooner terminated as hereinafter provided, shall expire on June 6, 2002 ("Expiration Date"). The Commencement Date and Expiration Date shall be subject to adjustment as provided in Paragraph
(B) of this Article.

        (B) DELAY IN COMMENCEMENT DATE. The Commencement Date set forth in Paragraph (A) of this Article shall be delayed and Base Rent shall be abated to the extent that Landlord fails: (i) to substantially complete any initial improvements to the Premises required to be performed by Landlord under any separate agreement signed by both parties, or (ii) to deliver possession of the Premises for any other reason, including but not limited to, holding over by prior occupants, except to the extent that Tenant, its contractors, agents or employees in any way contribute to either such failures. If Landlord so fails for a ninety (90) day initial grace period, or such additional time as may be necessary due to fire or other casualty, strikes, lock-outs, or other labor troubles, shortages of equipment or materials, governmental requirements, power shortages or outages, acts or omissions of Tenant or other Persons, or other causes beyond Landlord's reasonable control, Tenant shall have the right to terminate this Lease by written notice to Landlord any time thereafter up until Landlord substantially completes any such improvements and delivers the Premises to Tenant. Any such delay in the Commencement Date shall not subject Landlord to liability for loss or damage resulting therefrom and Tenant's sole recourse with respect thereto shall be the abatement of Rent and right to terminate this Lease described above. Upon any such termination, Landlord and Tenant shall be entirely relieved of their obligations hereunder, and any Security Deposit and Rent payments shall be returned to Tenant. If The Commencement Date is delayed, the Expiration Date shall be similarly extended for the period of such delay. During any period that Tenant shall be permitted to enter the Premises prior to the Commencement Date other than to occupy the same (e.g., to perform alterations or improvements), Tenant shall comply with all terms and provisions of this Lease, except those provisions requiring the payment of Rent. If Tenant shall be permitted to enter the Premises prior to the Commencement Date for the purpose of occupying the same, Rent shall commence on such date, and if Tenant shall commence occupying only a portion of the Premises prior to the Commencement Date, Rent shall be prorated based on the number of rentable square feet occupied by Tenant. Landlord may permit early entry, provided the Premises are legally available and Landlord has completed any work required under this Lease or any separate agreement entered in connection herewith.

        (C) EARLY OCCUPANCY. Landlord acknowledges and agrees that Tenant shall be permitted to occupy the Premises commencing upon the full execution and delivery of this Lease and the painting and installation of carpeting within the Premises (in accordance with Article 6), which is prior to the Commencement Date. During such period until the Commencement Date, Tenant shall comply with all terms and provisions of this Lease, except those provisions requiring the payment of Base Rent.

                                   ARTICLE 3.
                                    BASE RENT

        Tenant shall pay Landlord as Base Rent the sum of $45.00 per rentable square foot of the Premises per year, which shall be equal to an annual Base Rent of $110,115.00 and a monthly Base Rent of $9,176.25. Monthly Base Rent shall be paid to Landlord in advance on or before the first day of each calendar month during the Term, commencing as of the Commencement Date, except that Base Rent for the first full calendar month for which Base Rent shall be due, shall be paid when Tenant executes this Lease. Rent shall be paid without any prior demand or notice therefor and without any deduction, set-off or counterclaim unless otherwise explicitly set forth herein, or relief from any valuation or appraisement laws. If the Term commences on a day other than the first day of a calendar month, or ends on a day other than the last day of a calendar month, then the Base Rent for such month shall be prorated on the basis of 1/30th of the monthly Base Rent for each day of such month.

                                   ARTICLE 4.
                                 ADDITIONAL RENT

        (A) TAXES. Tenant shall pay Landlord as additional rent an amount equal to Tenant's Prorata Share of Taxes in excess of the amount of Taxes paid by Landlord during the calendar year 1998 ("Base Tax Year"). The terms "Taxes" and "Tenant's Prorata Share" shall have the meanings specified therefor in Article 26.

        (B) OPERATING EXPENSES. Tenant shall pay Landlord as additional rent an amount equal to Tenant's Prorata Share of Operating Expenses in excess of the amount of Operating Expenses paid by Landlord during the calendar year 1998 ("Base Expense Year"). The term "Operating Expenses" shall have the meaning specified therefor in Article 26.

        (C) MANNER OF PAYMENT. Taxes and Operating Expenses shall be paid in the following manner:

               a) Landlord may reasonably estimate in advance the amounts Tenant shall owe for Taxes and Operating Expenses for any full or partial calendar year of the Term. In such event, Tenant shall pay such estimated amounts, on a monthly basis, on or before the first day of each calendar month, together with Tenant's payment of Base Rent. Such estimate may be reasonably adjusted from time to time by Landlord.

               b) Within 120 days after the end of each calendar year, or as soon thereafter as practicable, Landlord shall provide a statement ("Statement") to Tenant showing: (a) the amount of actual Taxes and Operating Expenses for such calendar year, with a listing of amounts for major categories of Operating Expenses, and such amounts for the Base Years, (b) any amount paid by Tenant towards Taxes and Operating Expenses during such calendar year on an estimated basis, and (c) any revised estimate of Tenant's obligations for Taxes and Operating Expenses for the current calendar year.

               c) If the Statement shows that Tenant's estimated payments were less than Tenant's actual obligations for Taxes and Operating Expenses for such year, Tenant shall pay the difference. If Landlord increases Tenant's estimated payments for the current calendar year, Tenant shall pay the difference between the new and former estimates, for the period from January 1 of the current calendar year through the month in which a statement is sent. Tenant shall make such payments within thirty (30) days after Landlord sends the applicable statement.

               d) If the Statement shows that Tenant's estimated payments exceeded Tenant's actual obligations for Taxes and Operating Expenses, Tenant shall receive a credit for the difference against payments of Base Rent next due. If the Term shall have expired and no further Base Rent shall be due, Tenant shall receive a refund of such difference, within thirty (30) days after Landlord sends the Statement.

               e) So long as Tenant's obligations hereunder are not materially adversely affected thereby, Landlord reserves the right to reasonably change, from time to time, the manner or timing of the foregoing payments. In lieu of providing one Statement covering Taxes and Operating Expenses, Landlord may provide separate statements, at the same or different times. No delay by Landlord in providing the Statement (or separate statements) shall be deemed a default by Landlord or a waiver of Landlord's right to require payment of Tenant's obligations for actual or estimated Taxes or Operating Expenses. In no event shall a decrease in Taxes or Operating Expenses below the Base Year amounts, ever decrease the monthly Base Rent, or give rise to a credit or refund in favor of Tenant.

        (D) PRORATION. If the Term commences other than on January 1, or ends other than on December 31, Tenant's obligations to pay estimated and actual amounts towards Taxes and Operating Expenses for such first or final calendar years shall be prorated to reflect the portion of such years included in the Term. Such proration shall be made by multiplying the total estimated or actual (as the case may be) Taxes and Operating Expenses, for such calendar years, as well as the Base Year amounts, by a fraction, the numerator of which shall be the number of days of the Term during such calendar year, and the denominator of which shall be 365.

        (E) ADJUSTMENTS. For purposes of making its calculation of Operating Expenses and Taxes payable by Tenant hereunder, Landlord will make adjustments to reflect a 95% occupancy rate in the Building. Landlord may exclude from the Base Expense Year, any non-recurring items, including capital expenditures otherwise permitted as Operating Expenses under Article 26 of the Lease (and shall only include the amortization of such expenditures in subsequent year Operating Expenses to the extent permitted under Article 26, including any remaining amortization of permitted expenditures made prior to or after the Commencement Date). If Landlord eliminates from any subsequent year's Operating Expenses a recurring category of expenses previously included in the Base Expense Year, Landlord may subtract such category from the Base Expense Year commencing with such subsequent year.

        (F) LANDLORD'S RECORDS. Landlord shall maintain records respecting Taxes and Expenses and determine the same in accordance with sound accounting and management practices, consistently applied. Although this Lease contemplates the computation of Taxes and Operating Expenses on a cash basis, Landlord shall make reasonable and appropriate accrual adjustments to ensure that each calendar year, including the Base Years, includes substantially the same recurring items. Landlord reserves the right to change to a full accrual system of accounting so long as the same is consistently applied and Tenant's obligations are not materially adversely affected.

        (G) TENANT'S REVIEW. If Taxes or Operating Expenses for any calendar year increase more than five percent (5%) over Taxes and Operating Expenses for the immediately preceding calendar year, Tenant, within thirty (30) days after receiving Landlord's Statement, shall have the right to provide Landlord with written notice ("Review Notice") of its intent to review Landlord's books and records relating to Taxes and Operating Expenses for such calendar year. Within a reasonable time after receipt of a timely Review Notice, Landlord shall make such books and records available to Tenant or Tenant's agent for its review at the Building office; provided, that if Tenant retains an agent to review Landlord's books and records for any calendar year, such agent must be a CPA firm licensed to do business in California. Tenant shall be solely responsible for any and all costs, expenses and fees incurred by Tenant or its agent in connection with such review. Upon such review of Landlord's books and records, Tenant shall have the right, within thirty (30) days after such books and records are made available, to give Landlord written notice stating in reasonable detail any objection to Landlord's Statement for the applicable calendar year. If Tenant fails to give Landlord written notice of objection within such thirty (30) day period or fails to provide Landlord with a timely Review Notice, Tenant shall be deemed to have approved Landlord's Statement in all respects and shall thereafter be barred from raising any claims with respect thereto. Upon Landlord's receipt of a timely objection notice from Tenant, Landlord and Tenant shall work together in good faith to resolve the discrepancy between Landlord's Statement and Tenant's review. If Landlord and Tenant determine that Taxes and Operating Expenses for the applicable calendar year are less than reported, Landlord shall provide Tenant with a credit against future additional rent in the amount of any overpayment by Tenant. Likewise, if Landlord and Tenant determine that Taxes and Operating Expenses for the applicable calendar year are greater than reported, Tenant shall forthwith pay to Landlord the amount of underpayment by Tenant. Any information obtained by Tenant pursuant to the provisions of this section shall be treated as confidential. Notwithstanding anything to the contrary herein, Tenant shall not be permitted to examine Landlord's books and records or to dispute any Statement unless Tenant has paid to Landlord the amount due as shown on such Statement.

        (H) RENT AND OTHER CHARGES. Base Rent, Taxes, Operating Expenses, and any other amounts which Tenant is or becomes obligated to pay Landlord under this Lease or other agreement entered into in connection herewith, are sometimes herein referred to collectively as "Rent," and all remedies applicable to the non-payment of Rent shall be applicable thereto. Rent shall be paid at any office maintained by Landlord or its agent at the Property, or at such other place as Landlord may designate.

                                   ARTICLE 5.
               PERSONAL PROPERTY TAXES, RENT TAXES AND OTHER TAXES

        Tenant shall pay prior to delinquency all taxes, charges or other governmental impositions assessed against or levied upon Tenant's fixtures, furnishings, equipment and personal property located in the Premises, and any Work to the Premises performed under Article 10. Whenever possible, Tenant shall cause all such items to be assessed and billed separately from the property of Landlord. In the event any such items shall be assessed and billed with the property of Landlord, Tenant shall pay Landlord its share of such taxes, charges or other governmental impositions within thirty (30) days after Landlord delivers a statement and a copy of the assessment or other documentation showing the amount of such impositions applicable to Tenant's property. Further, Tenant shall pay any rent tax or sales tax, service tax, transfer tax or value added tax, or any other applicable tax on the Rent or services herein or otherwise respecting this Lease.

                                   ARTICLE 6.
                              CONDITION OF PREMISES

        Tenant has inspected the Premises, Building, Property, Systems and Equipment (as defined in Article 26), or has had an opportunity to do so, and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements except that: (A) Landlord agrees to: (i) install new Building standard carpeting within the Premises, and (ii) repaint the Premises; such carpeting and painting shall be completed by Landlord at Tenant's cost and expense except that Landlord agrees to pay up to $12,235.00 toward the cost of such work, and (B) Landlord agrees to be responsible for repairing Systems and Equipment defects within the Premises identified by Tenant in writing within seven (7) days following Tenant's occupancy of the Premises.

                                   ARTICLE 7.
                                  USE AND RULES

        Tenant shall use the Premises exclusively for business offices and no other purpose whatsoever, in compliance with all applicable Laws, and without disturbing or interfering with any other tenant or occupant of the Property. Tenant shall not use the Premises in any manner so as to cause a cancellation of Landlord's insurance policies, or an increase in the premiums thereunder and Tenant shall not commit, or suffer to be committed, any waste upon the Premises, or any nuisance or other act or thing that may disturb the quiet enjoyment of any other Tenant in the Building in which the Premises may be located. Tenant shall comply with all rules set forth in Rider One attached hereto (the "Rules"). Landlord shall have the right to reasonably amend such Rules and supplement the same with other reasonable Rules (not expressly and materially inconsistent with this Lease) relating to the Property, or the promotion of safety, care, cleanliness or good order therein, and all such amendments or new Rules shall be binding upon Tenant after five (5) days' notice thereof to Tenant. All Rules shall be applied on a non-discriminatory basis, but nothing herein shall be construed to give Tenant or any other Person (as defined in Article 26) any claim, demand or cause of action against Landlord arising out of the violation of such Rules by any other tenant, occupant, or visitor of the Property, or out of the enforcement, failure to enforce or waiver of the Rules by Landlord in any particular instance or instances.

                                   ARTICLE 8.
                             SERVICES AND UTILITIES

        (A) Provided Tenant shall not be in default under this Lease and subject to the other provisions of this Lease and the Rules, Landlord shall provide the following services and utilities (the cost of which shall be included in Operating Expenses unless otherwise expressly stated herein):

        1. Electricity for standard office lighting fixtures, and equipment and accessories customary for offices (up to 280 hours per month) where: (1) the connected electrical load of all of the same does not exceed an average of 4 watts per square foot of the Premises (or such lesser amount as may be available, based on the safe and lawful capacity of the existing electrical circuit(s) and facilities serving the Premises), (2) the electricity will be at nominal 120 volts, single phase (or 110 volts, depending on available service in the Building), and (3) the safe and lawful capacity of the existing electrical circuit(s) serving the Premises is not exceeded.

        2. Heat and air-conditioning to provide a temperature required, in Landlord's reasonable opinion and in accordance with applicable Law, for occupancy of the Premises under normal business operations, from 8:00 a.m. until 6:00 p.m. Monday through Friday, except on Holidays (as defined in Article 26). Landlord shall not be responsible for inadequate air-conditioning or ventilation to the extent that same occurs because Tenant uses any item or items of equipment consuming more than 500 watts at rated capacity without providing adequate air-conditioning and ventilation there for.

        3. Water for drinking, lavatory and toilet purposes at those points of supply provided for nonexclusjve general use of other tenants at the Property.

        4. Customary office cleaning and trash removal service Monday through Friday or Sunday through Thursday in and about the Premises.

        5. Operatorless passenger elevator service (if the Property has such equipment serving the Premises) and freight elevator service (if the Property has such equipment serving the Premises, and subject to scheduling by Landlord) in common with Landlord and other tenants and their contractors, agents and visitors.

        (B) Tenant shall cooperate fully with Landlord to conserve energy use in the Building and Tenant shall use its best efforts to reasonably minimize its use of gas, electricity, water and other utilities and public services throughout the term hereof. Tenant agrees to cooperate with Landlord and to abide by all regulations and requirements which Landlord may prescribe for the proper functioning and protection of heating, ventilating, air-conditioning and other systems within the Building.

        (C) So long as Tenant is not in default under this Lease, Landlord shall seek to provide such extra utilities or services as Tenant may from time to time request, if the same are reasonable and feasible for Landlord to provide and do not involve modifications or additions to the Property or existing Systems and Equipment (as defined in Article 26), and if Landlord shall receive Tenant's request within a reasonable period (but in any event no less than forty-eight hours) prior to the time such extra utilities or services are required. Landlord may comply with written or oral requests by any officer or employee of Tenant, unless Tenant shall notify Landlord of, or Landlord shall request, the names of authorized individuals (up to 3 for each floor on which the Premises are located) and procedures for written requests. Tenant shall, for such extra utilities or services, pay such charges as Landlord shall from time to time reasonably establish. All charges for such extra utilities or services shall be due at the same time as the installment of Base Rent with which the same are billed, or if billed separately, shall be due within twenty (20) days after such billing.

        (D) Landlord may install and operate meters or any other reasonable system for monitoring or estimating any services or utilities used by Tenant in excess of those required to be provided by Landlord under this Article (including a system for Landlord's engineer to reasonably estimate any such excess usage). If such system indicates such excess services or utilities, Tenant shall pay Landlord's reasonable charges for installing and operating such system and any supplementary air-conditioning, ventilation, heat, electrical or other systems or equipment (or adjustments or modifications to the existing Systems and Equipment), and Landlord's reasonable charges for such amount of excess services or utilities used by Tenant.

        (E) Landlord does not warrant that any services or utilities will be free from shortages, failures, variations, interruptions caused by repairs, maintenance, replacements, improvements, alterations, changes of service, strikes, lockouts, labor controversies, accidents, inability to obtain services, utilities, fuel, steam, water or supplies, governmental requirements or requests, or other causes beyond Landlord's reasonable control. Landlord shall not be in default hereunder or be liable for any damages (including loss of profits, business interruption or other consequential damages) directly or indirectly resulting from, nor shall it constitute a constructive eviction of Tenant, nor shall the Rent reserved herein be abated or Tenant relieved from the performance of its other obligations under this Lease by reason of: (i) the installation, use, or interruption of use of any equipment in connection with furnishing the services to be provided by Landlord hereunder, (ii) failure to furnish or delay in furnishing any such services when such failure is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary improvements or repairs to the Premises, Systems and Equipment, Building or the Property, (iii) the limitation, curtailment, rationing or restriction on use of water, electricity, gas or any other form of energy, utility or other public service serving the Premises or the Building,
(iv) any prevention, delay or stoppage due to strikes, labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, enemy or hostile governmental action, civil commotion, fire or other casualty.

                                   ARTICLE 9.
                             MAINTENANCE AND REPAIRS

        Except for customary cleaning and trash removal provided by Landlord under Article 8, and damage covered under Article 13, Tenant shall keep the interior of the Premises in good and sanitary condition, working order and repair (including without limitation, carpet, wall-covering, doors, plumbing and other fixtures, equipment, alterations and improvements whether installed by Landlord or Tenant). In the event that any repairs, maintenance or replacements are required, Tenant shall promptly arrange for the same, in a first class, workmanlike manner approved by Landlord in advance in writing, either through Landlord for such reasonable charges as Landlord may from time to time establish, or such contractors as Landlord generally uses at the Property, or such other contractors as Landlord shall first approve in writing. If Tenant does not promptly make such arrangements, Landlord may, but need not, make such repairs, maintenance and/or replacements, and the costs paid or incurred by Landlord therefor shall be reimbursed by Tenant promptly after request by Landlord. Tenant shall indemnify Landlord and pay for any repairs, maintenance and replacements to areas of the Property outside the Premises, caused in whole or in part, as a result of moving any furniture, fixtures, or other property to or from the Premises, or by Tenant or its employees, agents, contractors, or visitors (notwithstanding anything to the contrary contained in this Lease). Except as provided in this Article, or for damage covered under Article 13, Landlord shall keep the common areas of the Property in good and sanitary condition, working order and repair (the cost of which shall be included in Operating Expenses).

                                   ARTICLE 10.
                              ALTERATIONS AND LIENS

        (A) Tenant shall make no additions, changes, alterations or improvements ("Work") to the Premises or the Systems and Equipment (as defined in Article 26) pertaining to the Premises without the prior written consent of Landlord. Landlord may impose reasonable requirements as a condition of such consent including without limitation the submission of plans and specifications for Landlord's prior written approval, obtaining necessary permits, posting bonds, obtaining insurance, prior approval of contractors, subcontractors and suppliers, prior receipt of copies of all contracts and subcontracts, contractor and subcontractor lien waivers, affidavits listing all contractors, subcontractors and supplies, use of union labor (if Landlord uses union labor), affidavits from engineers acceptable to Landlord stating that the Work will not adversely affect the Systems and Equipment or the structure or operation of the Property, and requirements as to the manner and times in which such Work shall be done. All Work shall be performed in a good and workmanlike manner and all materials used shall be of a quality comparable to or better than those in the Premises and Property and shall be in accordance with plans and specifications approved by Landlord, and Landlord may require that all such Work be pefformed under Landlord's supervision. If Landlord consents or supervises, the same shall not be deemed a warranty as to the adequacy of the design, workmanship or quality of materials, and Landlord hereby expressly disclaims any responsibility or liability for the same. Landlord shall under no circumstances have any obligation to repair, maintain or replace any portion of the Work. Landlord and Tenant acknowledge and agree that Landlord may withhold its consent to the Work if such Work necessitates compliance with any Laws for which Landlord might be responsible.

        (B) Tenant shall keep the Property, the Building and Premises free from any mechanic's, materialmen's or similar liens or other such encumbrances in connection with any Work on or respecting the Premises not performed by or at the request of Landlord, and shall indemnify and hold Landlord harmless from and against any claims, liabilities, judgments, or costs (including attorneys'

fees) arising out of the same or in connection therewith. Tenant shall give Landlord notice at least twenty (20) days prior to the commencement of any Work on the Premises, or such additional times as may be necessary under applicable Laws (defined in Article 26), to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such liens or encumbrance by bond or otherwise within ten (10) days after written notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrances, without being responsible for investigating the validity thereof. The amount so paid shall be deemed additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord's title to the Property, Building or Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract. Any claim to a lien or encumbrance upon the Property, Building or Premises arising in connection with any Work on or respecting the Premises not performed by or at the request of Landlord shall be null and void, or at Landlord's option shall attach only against Tenant's interest in the Premises and shall in all respects be subordinate to Landlord's title to the Property and Premises.

                                   ARTICLE 11.
                   INSURANCE, SUBROGATION AND WAIVER OF CLAIMS

        (A) At all times during the Lease Term and during any pre-commencement occupancy and holdover period, Tenant, at its sole expense, shall procure and maintain the following types of insurance:

        1. A policy of commercial general Liability insurance with Broad Form Liability, and cross-liability endorsements, insuring Landlord and Tenant against any claims for bodily injury, property damage or other liability arising out of the use, occupancy, maintenance or ownership of the Premises and all areas appurtenant thereto, including parking areas, with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. Such insurance shall be in an amount satisfactory to Landlord but in no event less than $3,000,000 per occurrence, $3,000,000 annually in the aggregate for all claims.

        2. Insurance for Tenant's personal property, inventory, alterations, fixtures and equipment located on the Premises, in an amount not less than one hundred percent (100%) of their actual replacement value, providing All Risk coverage including, without limitation, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, explosion, theft, vandalism and malicious mischief. The proceeds of such insurance, so long as this Lease remains in effect, shall be used to repair or replace the personal property, inventory, alterations, fixtures and equipment so insured. In addition, Tenant shall obtain and keep in force, at all times during the Term of this lease, a policy of business interruption insurance coverage, insuring that one hundred percent (100%) of the monthly Base Rent, and all additional Rent due hereunder, will be paid to Landlord for a period of not less than one (1) year if the Premises are damaged or destroyed or rendered unfit for occupancy by a risk insured under the foregoing All Risk coverage.

        3. A policy of worker's compensation insurance as required by applicable law.

        (B) The insurance to be acquired and maintained by Tenant shall be with companies admitted to do business in the State of California with Best's Rating Guide of A+ 10 or better. The insurance policies required hereunder shall (to the extent applicable): (i) name Landlord, and such other parties as Landlord shall designate from time to time, as additional insureds, (ii) not be canceled or altered without thirty (30) days' prior written notice to Landlord, (iii) insure performance of the indemnity set forth in Article 12, and (iv) provide that such coverage s primary to and not contributory with any similar insurance carried by Landlord, whose insurance shall be considered excess insurance only.

        (C) The limits of said insurance required by this Lease or as carried by Tenant shall not, however, limit the liability of Tenant nor relieve Tenant of any obligation hereunder. Landlord may periodically, but not more often than every five years, require that Tenant reasonably increase the aforementioned coverage.

        (D) An original certificate for each policy of insurance required to be carried by Tenant under this Article evidencing the existence of such coverage, together with copies of all endorsements to such policies, shall be delivered to Landlord for retention by it prior to Tenant's taking possession of the Premises, and Tenant shall provide renewal certificates to Landlord at least twenty (20) days prior to expiration of such policies. In the event that Tenant shall fail to insure or shall fail to furnish Landlord the evidence of such insurance as herein required, Landlord may, but shall not be obligated to, from time to time acquire such insurance for the benefit of Tenant or Landlord, or both of them, for a period not exceeding one (1) year and any premium paid by Landlord shall be recoverable from Tenant as additional Rent on demand.

        (E) Tenant shall obtain from its insurers under all policies of insurance maintained by Tenant pursuant to this Article a waiver of all rights of subrogation which the insurer might have against Landlord, and Tenant agrees to indemnify Landlord against any loss or expense, including reasonable attorneys' fees, resulting from the failure to obtain or effect such waiver. In addition Tenant hereby waives, on behalf of itself and its insurers, to the extent it would not have the effect of invalidating any insurance coverage of Tenant, all rights of subrogation as to Landlord. Further, Tenant hereby releases and relieves Landlord and waives its right to recover damages (whether in contract or in tort) against Landlord for loss of or damage to Tenant's property arising our of or incident to perils required to be insured pursuant to this Lease. The effect of such release and waiver of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

                                   ARTICLE 12.
                                    INDEMNITY

        (A) Tenant agrees to defend and indemnify Landlord against and save Landlord harmless from any and all loss, cost, liability, damage and expense, including without limitation penalties, fines and reasonable attorneys' fees and costs, incurred in connection with or arising from any cause whatsoever in, on or about the Premises, including without limiting the generality of the foregoing: (i) any failure by Tenant to observe or perform of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, or (ii) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person or entity claiming through or under Tenant, or
(iii) the condition of the Premises or any occurrence or happening on the Premises from any cause whatsoever other than the active negligence or willful misconduct of Landlord, its agents or employees, or (iv) any acts, omissions or negligence of Tenant or any person or entity claiming through or under Tenant, or of the agents, contractors, employees, subtenants, licensees, invitees or visitors of Tenant or any such person or entity, in, on or about the Premises or the Building, either prior to the commencement of, during, or after the expiration of the term, including without limitation any acts, omissions or negligence in the making or performing of any alterations. Tenant further agrees to defend, indemnify and save harmless Landlord, Landlord's agents and the lessors under any ground or underlying leases, from and against any and all loss, cost, liability, damage and expense, including without limitation reasonable attorneys' fees and costs, incurred in connection with or arising from any claims by any persons by reason of injury to persons or damage to property occasioned by any use, occupancy, condition, occurrence, happening, act, omission or negligence referred to in the preceding sentence. In the event any action or proceeding is brought against Landlord for any claim with respect to which Tenant is obligated to indemnify Landlord hereunder, Tenant upon notice from Landlord shall defend such action or proceeding at Tenant's sole expense by counsel approved by Landlord, which approval shall not be unreasonably withheld. The provisions of this Paragraph shall survive the expiration or earlier termination of this Lease.

        (B) Landlord shall not be responsible for or liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the Premises or any part of the Building or Property or for any loss or damage resulting to Tenant or its property from burst, stopped or leaking water, gas, sewer or steam pipes or falling plaster, or electrical wiring or for any damage or loss of property within the Premises from any causes whatsoever, including theft, excepting only losses or damages resulting from the active negligence or willful misconduct of Landlord, and in no event shall Landlord be liable to Tenant for any consequential damages.

                                   ARTICLE 13.
                              DESTRUCTION OR DAMAGE

        If the Premises or any common areas of the Property providing access thereto shall be damaged by fire or other casualty, Landlord shall use available insurance proceeds to restore the same. Such restoration shall be to substantially the condition prior to the casualty, except for modifications required by zoning and building codes and other Laws or by any Holder (as defined in Article 26), any other modifications to the common areas deemed desirable by Landlord (provided access to the Premises is not materially impaired), and except that Landlord shall not be required to repair or replace any of Tenant's furniture, furnishings, fixtures or equipment, or any alterations or improvements in excess of any work performed or paid for by Landlord under any separate agreement signed by the parties in connection herewith. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from any such damage or the repair thereof. However, Landlord shall allow Tenant aproportionate abatement of Rent during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease and not occupied by Tenant as a result thereof (unless Tenant or its employees or agents caused the damage). Notwithstanding the foregoing to the contrary, Landlord may elect to terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of damage (such termination notice to include a termination date providing at least ninety (90) days for Tenant to vacate the Premises), if the Property shall be materially damaged by Tenant or its employees or agents, or if the Property shall be damaged by fire or other casualty or cause such that: (a) repairs to the Premises and access thereto cannot reasonably be completed within 120 days after the casualty without the payment of overtime or other premiums, (b) more than 25% of the Premises is affected by the damage, and fewer than 24 months remain in the Term, or any material damage occurs to the Premises during the last 12 months of the Term, (c) any Holder shall require that the insurance proceeds or any portion thereof be used to retire the Mortgage debt (or shall terminate the ground lease, as the case may be), or the damage is not fully covered by Landlord's insurance policies, or (d) the cost of the repairs, alterations, restoration or improvement work would exceed 25% of the replacement value of the Building, or the nature of such work would make termination of this Lease necessary or convenient. Tenant agrees that Landlord's obligation to restore, and the abatement of Rent provided herein, shall be Tenant's sole recourse in the event of such damage, and waives any other rights Tenant may have under any applicable Law to terminate the Lease by reason of damage to the Premises or Property; provided, however, if in Landlord's reasonable opinion the Premises cannot be restored within six (6) months from issuance of a building permit therefor and if such damage materially and adversely affects Tenant's use of the Premises, Tenant may elect to terminate this Lease by delivering written notice thereof to Landlord within sixty (60) days after Landlord's notice of its inability to restore the Premises within such time period in which event this Lease shall terminate as of the termination date specified in Tenant's notice of termination (which date shall not be less than five (5) days nor more than sixty
(60) days following the date of such notice) whereupon any obligation of Landlord to restore the Premises shall cease. Tenant acknowledges that this Article represents the entire agreement between the parties respecting damage to the Premises or Property, and Tenant waives the provisions of California Civil Code Section 1932(2) and 1933(4) and any similar statute now or hereafter in force.

                                   ARTICLE 14.
                                  CONDEMNATION

        If the whole or any material part of the Premises or Property shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, Building or Property, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. Tenant shall have reciprocal termination rights if the whole or any material part of the Premises is permanently taken, or if access to the Premises is permanently materially impaired. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Term, and for moving expenses (so long as such claim does not diminish the award available to Landlord or any Holder, and such claim is payable separately to Tenant). All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. The parties waive the provisions of California Code of Civil Procedure Section 1265.130 or any similar law allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

                                   ARTICLE 15.
               SUBORDINATION, ATTORNMENT AND MORTGAGEE PROTECTION

        This Lease is subject and subordinate to all Mortgages (as defined in Article 26) now or hereafter placed upon the Property, and all other encumbrances and matters of public record applicable to the Property. If any foreclosure proceedings are initiated by any Holder (as defined in Article 26) or a deed in lieu is granted (or if any ground lease is terminated), Tenant agrees, upon written request of any such Holder or any purchaser at foreclosure sale, to attorn and pay Rent to such party and to execute and deliver any instruments necessary or appropriate to evidence or effectuate such attainment. However, in the event of attornment, no Holder shall be: (i) liable for any action or omission of Landlord, or subject to any offsets or defenses which Tenant might have against Landlord (prior to such Holder becoming Landlord under such attainment), (ii) liable for any security deposit or bound by any prepaid Rent not actually received by such Holder or (iii) bound by any future modification of this Lease not consented to by such Holder. Any Holder may elect to make this Lease prior to the lien of its Mortgage, by written notice to Tenant, and if the Holder of any prior Mortgage shall require, this Lease shall be prior to any subordinate Mortgage. Tenant agrees to give any Holder by certified mail, return receipt requested, a copy of any notice of default served by Tenant upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of service on Tenant of a copy of an assignment of leases, or otherwise) of the address of such Holder. Tenant further agrees that if Landlord shall have failed to cure such default within the times permitted by Landlord for cure under this Lease, any such Holder whose address has been provided to Tenant shall have an additional period of thirty (30) days in which to cure (or such additional time as may be required due to causes beyond such Holder's control, including time to obtain possession of the Property by power of sale or judicial action). Tenant shall execute such documentation as Landlord may reasonably request from time to time in recordable form, in order to confirm the matters set forth in this Article.

                                   ARTICLE 16.
                              ESTOPPEL CERTIFICATE

        Tenant shall from time to time, within twenty (20) days after written request from Landlord, execute, acknowledge and deliver a statement (i) certifying that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect (or if this Lease is claimed not to be in full force and effect, specifying the grounds therefor) and any dates to which the Rent has been paid in advance, and the amount of any Security Deposit,
(ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) certifying such other matters as Landlord may reasonably request, or as may be requested by Landlord's current or prospective Holders, insurance carriers, auditors, and prospective purchasers. Any such statement may be relied upon by any such parties. If Tenant shall fail to execute and return any such statement within the time required herein, Tenant shall be deemed to have agreed with the matters set forth therein.

                                   ARTICLE 17.
                            ASSIGNMENT AND SUBLETTING

        (A) TRANSFERS. Tenant shall not, without the prior written consent of Landlord, which, subject to the provisions of this Article, shall not be unreasonably withheld or delayed: (i) assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, by operation of law or otherwise, (ii) sublet the Premises or any part thereof, or (iii) permit the use of the Premises by any Persons (as defined in Article 26) other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any Person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). Prior to making any Transfer, Tenant shall notify Landlord in writing, which notice shall provide a detailed description of the proposed Transfer, including, without limitation: (a) the proposed effective date (which shall not be less than 30 nor more than 180 days after Tenant's notice), (b) the portion of the Premises to be Transferred (herein called the "Subject Space"), (c) the terms of the proposed Transfer and the consideration therefor, the name and address of the proposed Transferee, and a copy of all documentation pertaining to the proposed

Transferee, and (d) current financial statements of the proposed Transferee, certified by an officer, partner or owner thereof, and any other information to enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, and such other information as Landlord may reasonably require. If Landlord requests additional information, Tenant's notice shall not be deemed to have been received until Landlord receives such additional information. Any Transfer made without complying with this Article shall, at Landlord's option, be null, void and of no effect, or shall constitute a Default under this Lease. Whether or not Landlord shall grant consent, Tenant shall pay $300.00 towards Landlord's review and processing expenses, as well as any reasonable legal fees incurred by Landlord, within thirty (30) days after written request therefor by Landlord.

        (B) APPROVAL. Subject to the terms set forth in this Article, Landlord will not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in Tenant's notice. The parties hereby agree that it shall be reasonable under this Lease and under any applicable Law for Landlord to withhold consent to any proposed Transfer where one or more of the following applies (without limitation as to other reasonable grounds for withholding consent): (i) the Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Property, or would be a significantly less prestigious occupant of the Property than Tenant, (ii) the Transferee intends to use the Subject Space for purposes which are not permitted under this Lease, (iii) the Subject Space is not regular in shape with appropriate means of ingress and egress suitable for normal renting purposes, (iv) the Transferee is either a government (or agency or instrumentality thereof) or an occupant of the Property, (v) the proposed Transferee does not have a reasonable financial condition in relation to the obligations to be assumed in connection with the Transfer, (vi) the proposed Transfer would result in more than two (2) subleases of portions of the Premises being in effect at any one time during the Term, or (vii) Tenant has committed and failed to cure a default at the time Tenant requests consent to the proposed Transfer.

        (C) RECAPTURE. Notwithstanding anything to the contrary in this Article, Landlord shall have the option, by giving notice to Tenant within thirty (30) days after receipt of Tenant's notice of any proposed Transfer (and any additional information required or requested by Landlord in connection therewith) to: (a) in the case of any Transfer, terminate this Lease as to the Subject Space as of the effective date of the proposed Transfer, in which event Tenant shall be relieved of all further obligations hereunder as to the Subject Space as ot such date; or (b) in the case of a sublease, to sublease the Subject Space from Tenant upon the terms and conditions set forth in Tenant's notice, except that the rent shall be the lower of the per square foot monthly Base Rent and additional Rent described in Articles 3 and 4 payable under this Lease for the Subject Space, or that part of the rent and other consideration set forth in Tenant's notice which is applicable to the Space. If Landlord exercises its option to sublet the Subject Space, Tenant shall sublet the Subject Space to Landlord upon the terms and conditions contained in Tenant's notice; provided, however, that: (i) Landlord shall at all times under such sublease have the right and option further to sublet the Subject Space without obtaining Tenant's consent or sharing any of the economic consideration received by Landlord; (ii) the provisions of Article 6 shall not be applicable thereto; (iii) Landlord and its subtenants shall have the right to use in common with Tenant all lavatories, corridors and lobbies which are within the Premises and the use of which is reasonably required for the use of the Subject Space; (iv) Tenant shall have no right of set-off or abatement or any other right to assert a default hereunder by reason of any default by Landlord under such sublease; and (v) Landlord's liability under such sublease shall not be deemed assumed or taken subject to by any successor to Landlord's interest under this Lease. No failure of Landlord to exercise either option with respect to the Subject Lease shall be deemed to be Landlord's consent to the Transfer. If this Lease shall be terminated with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of square feet of rentable area retained by Tenant in proportion to the number of rentable square feet contained in the Premises, this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same.

        (D) TERMS OF CONSENT. If Landlord consents to a Transfer, as some of the conditions to the effectiveness thereof: (a) the terms and conditions of this Lease, including among other things, Tenant's liability for the Subject Space, shall in no way be deemed to have been waived or modified, (b) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (c) no Transferee shall succeed to any rights provided in this Lease or any amendment hereto to extend the Term of this Lease, expand the Premises, or lease additional space, any such rights being deemed personal to Tenant, and
(d) Tenant shall deliver to Landlord promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord. Any sublease hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any sublease for any reason, Landlord shall have the right, in its sole discretion, to: (i) treat such sublease as canceled and repossess the Subject Space by any lawful means, or (ii) require that such subtenant attorn to and recognize Landlord as its landlord under any such sublease. If Tenant shall be in Default hereunder, as described in Paragraph (A) of Article 20, Landlord is hereby irrevocably authorized, as Tenant's agent and attorney-in-fact, to, and may (but shall not be obligated to), direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease) until such Default is cured. Regardless of Landlord's consent, no Transfer shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one Transfer shall not be deemed consent to any subsequent Transfer. In the event of default by any assignee or successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against said assignee or successor. Landlord may consent to subsequent Transfers of the Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant or any successor of Tenant of liability under this Lease.

        (E) TRANSFER PREMIUM. If Landlord consents to a Transfer, and as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay Landlord seventy-five percent (75%) of any Transfer Premium derived by Tenant from such Transfer. "Transfer Premium" shall mean all rent, additional rent or other consideration paid by such Transferee in excess of the Rent payable by Tenant under this Lease (on a monthly basis during the Term, and on a per rentable square foot basis, if less than all of the Premises is transferred), after deducting the reasonable expenses incurred by Tenant for any changes, alterations and improvements to the Premises, any other economic concessions or services provided to the Transferee, and any customary brokerage commissions paid in connection with the Transfer. If part of the consideration for such Transfer shall be payable other than in cash, Landlord's share of such non-cash consideration shall be in such form as is reasonably satisfactory to Landlord. The percentage of the Transfer Premium due Landlord hereunder shall be paid within ten (10) days after Tenant receives any Transfer Premium from the Transferee.

        (F) CERTIFICATE; ANNUAL STATEMENT. Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer. In addition, Tenant shall deliver to Landlord a statement within thirty (30) days after the end of each calendar year in which any part of the Term occurs, and the end of the Term, specifying as to such calendar year each sublease or assignment in effect during the period covered by such statement and
(i) the date of its execution and delivery, (ii) the number of square feet of rentable area covered thereby, (iii) the term thereof, (iv) the rent charged thereunder, and (v) the amount (if any) Transfer Premium paid and payable by Tenant to Landlord. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall within thirty (30) days after demand pay the deficiency, and if understated by more than 2%, Tenant shall pay Landlord's costs of such audit.

        (G) CERTAIN TRANSFERS. For purposes of this Lease, the term "Transfer" shall also include (a) if Tenant is a partnership, or limited liability company, the withdrawal or change (whether voluntary, involuntary or by operation of taw) of a majority of the partners or members, or any transfer of a majority of partnership or membership interests or assets (as a consequence of a single transaction or any number of separate transactions), or the dissolution of the partnership or limited liability company, (b) if Tenant is a corporation whose stock is not publicly held and not traded through an exchange or over the counter, the dissolution, merger, consolidation or other reorganization of Tenant, or (as a consequence of a single transaction or any number of separate transactions): (i) the sale or other transfer of more than an aggregate of 50% of the voting shares of Tenant, or (ii) the sale, mortgage, hypothecation or pledge of more than an aggregate of 50% of Tenant's net assets, (c) If Tenant is more than one Person, any Transfer by any one of the Persons comprising Tenant, and (d) any Transfer by a Transferee.

                                   ARTICLE 18.
                       COMPLIANCE WITH LEGAL REQUIREMENTS

        (A) At Tenant's sole cost, Tenant shall promptly comply with all Laws (defined in Article 26) now in force or that may later be in force, including, but not limited to, all provisions of the American With Disabilities Act, the requirements of any board of fire underwriters or other similar body now or in the future constituted, and any direction or occupancy certificate issued by public officers (collectively "Legal Requirements"), insofar as they relate to the condition, use, or occupancy of the Premises; except for (i) structural changes or changes to the electrical, mechanical, or plumbing systems of the Building, to the extent such changes are not necessitated by Tenant's acts or by improvements made for Tenant and (ii) alterations or improvements to the Building as a whole or the common areas of the Building.

        (B) In the event that Landlord shall be required to comply with any Legal Requirement as a result of any structural changes, changes to the electrical, mechanical or plumbing systems of the Building or the Premises or any alterations or improvements to the Building as a whole or the common areas of the Building done solely for, the benefit of Tenant, any and all costs of such changes, alterations and improvements together with any and all costs associated with Landlord's compliance with Legal Requirements in connection therewith shall be for the account of Tenant and Tenant shall within ten (10) days of receipt pay all invoices therefor as additional rent.

        (C) Landlord shall, at its own expense consistent with Article 26(H), be responsible for complying with the Americans with Disabilities Act affecting the Building common areas unless such compliance is necessitated by the particular use of the Premises by Tenant for other than general business office purposes, but may contest, appeal or defer such compliance provided that the use or occupancy of the Premises by Tenant shall not be materially interfered with and Tenant is not subject to prosecution for criminal offense by reason of such noncompliance by Landlord.

                                   ARTICLE 19.
                           RIGHTS RESERVED BY LANDLORD

        Landlord reserves full rights to control the Property (which rights may be exercised without subjecting Landlord to claims for constructive eviction, abatement of Rent, damages or other claims of any kind), including more particularly, but without limitation, the following rights:

        (A) To change the name or street address of the Property; install and maintain signs on the exterior and interior of the Property; retain at all times, and use in appropriate instances, keys to all doors within and into the Premises; grant to any Person the right to conduct any business or render any service at the Property, whether or not it is the same or similar to the use permitted Tenant by this Lease; and have access for Landlord and other tenants of the Property to any mail chutes located on the Premises according to the rules of the United States Postal Service.

        (B) To enter the Premises at reasonable hours for reasonable purposes, including inspection and supplying cleaning service or other services to be provided Tenant hereunder, to show the Premises to current and prospective mortgage lenders, ground lessors, insurers and prospective purchasers, tenants and brokers, and if Tenant shall abandon the Premises at any time, or shall vacate the same during the last three months of the Term, to decorate, remodel, repair or alter the Premises.

        (C) To use any and all means which Landlord deems proper to enter the Premises at any time in an emergency.

        (D) To limit or prevent access to the Property, shut down elevator service, activate elevator emergency controls, or otherwise take such action or preventative measures deemed necessary by Landlord for the safety of tenants or other occupants of the Property or the protection of the Property and other property located thereon or therein, in case of fire, invasion, insurrection, riot, civil disorder, public excitement or other dangerous condition, or threat thereof.

        (E) To decorate and to make alterations, additions and improvements, structural or otherwise, in or to the Property or any part thereof, and any adjacent building, structure, parking facility, land, street or alley (including without limitation changes and reductions in corridors, lobbies, parking facilities and other public areas and the installation of kiosks, planters, sculptures, displays, escalators, mezzanines, and other structures, facilities, amenities and features therein, and changes for the purpose of connection with or entrance into or use of the Property in conjunction with any adjoining or adjacent building or buildings, now existing or hereafter constructed). In connection with such matters, or with any other repairs, maintenance, improvements or alterations, in or about the Property, Landlord may erect scaffolding and other structures reasonably required, and during such operations may enter upon the Premises and take into and upon or through the Premises, all materials required to make such repairs, maintenance, alterations or improvements, and may close public entry ways, other public areas, restrooms, stairways or corridors.

        (F) To substitute for the Premises other premises (herein referred to as the "new premises") at the Property, or another comparable building, provided:
(i) the new premises shall be similar to the Premises in area, (ii) Landlord shall give Tenant at least thirty (30) days' written notice before making such change; and (iii) if Tenant shall already have taken possession of the Premises:
(a) Landlord shall pay the direct, out-of-pocket, reasonable expenses of Tenant in moving from the Premises to the new premises and improving the new premises so that they are substantially similar to the Premises, and (b) such move shall be made during evenings, weekends, or otherwise so as to incur the least convenience to Tenant. In such case, the parties shall execute an amendment to the Lease confirming the change within thirty (30) days after Landlord shall request the same.

        (G) To periodically remeasure the Property and/or the Premises, which may result in an increase or decrease in the number of feet contained therein, provided that such a remeasurement shall not (i) during the term in which such remeasurement takes place, by itself result in an increase or decrease in the Base Rent, or Tenant's Prorata Share of Taxes or Operating Expenses or any other fee, charge or expense based on the area leased by Tenant; or (ii) under any circumstances entitle

Tenant to a refund or credit for any sums paid under this Lease. The parties shall execute an amendment to the Lease confirming the measurement change within thirty (30) days after Landlord shall request the same.

        (H) To adjust the Expiration Date by either extending or truncating the Expiration Date by up to a maximum of three (3) months (such adjusted Expiration Date being referred to thereinafter as the "New Expiration Date"), provided that Landlord shall give Tenant at least twenty-four (24) months' written notice of such adjustment prior to the earlier of the Expiration Date or the New Expiration Date. The parties shall execute an amendment to the Lease confirming the change within thirty (30) days after Landlord shall request the same.

        In connection with entering the Premises to exercise any of the foregoing rights, Landlord shall: (a) provide reasonable advance written or oral notice to Tenant's on-site manager or other appropriate person (except in emergencies, or for routine cleaning or other routine matters), and (b) take reasonable steps to minimize any interference with Tenant's business.

                                   ARTICLE 20.
                               LANDLORD'S REMEDIES

        (A) DEFAULT. The occurrence of any one or more of the following events shall constitute a "Default" by Tenant, which shall give rise to Landlord's remedies set forth in Paragraph (B) of this Article: (i) failure by Tenant to make when due any payment of Rent; provided that on the first two occasions during the Term (or any extension thereof) of Tenant's failure to pay Rent when due, no Default shall be deemed to have occurred unless Tenant falls to pay Rent within five (5) days following Landlord's written notice that said Rent is due and payable; (ii) failure by Tenant to observe or perform any of the terms or conditions of this Lease to be observed or performed by Tenant other than the payment of Rent, or as provided below, unless such failure is cured within sixty
(60) days after notice, or such shorter period expressly provided elsewhere in this Lease; (iii) failure by Tenant to comply with the Rules, unless such failure is cured within five (5) days after notice; (iv) vacation of all or a substantial portion of the Premises for more than thirty (30) consecutive days, or the failure to take possession of the Premises within sixty (60) days after the Commencement Date; (v) (a) making by Tenant or any guarantor of this Lease ("Guarantor") of any general assignment for the benefit of creditors, (b) filing by or against Tenant or any Guarantor of a petition to have Tenant or such Guarantor adjudged a bankrupt or a petition for reorganization or arrangement under any Law (defined in Article 26) relating to bankruptcy (unless, in the case of a petition filed against Tenant or such Guarantor, the same is dismissed within sixty (60) days), (c) appointment of a trustee or receiver to take possession of substantially all of Tenant's assets or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days,
(d) attachment, execution or other judicial seizure of substantially all of Tenant's assets or of Tenant's interest in this Lease, (e) Tenant's or any Guarantor's convening of a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debts, or (f) Tenant's or any Guarantor's insolvency or admission of an inability to pay its debts as they mature; (vi) any material misrepresentation herein, or material misrepresentation or omission in any financial statements or other materials provided by Tenant or any Guarantor in connection with negotiating or entering this Lease or in connection with any Transfer under Article 17; (vii) making of any Transfer in violation of Article 17; or (viii) cancellation or revocation of any guaranty of this Lease by any Guarantor. Without limiting the foregoing, failure by Tenant to comply with the same term or condition of this Lease on three occasions during any twelve (12) month period shall cause any failure to comply with such term or condition during the succeeding twelve month period, at Landlord's option, to constitute an incurable Default if Landlord has given Tenant notice of each such failure after each such failure occurs. The parties acknowledge and agree that time is of the essence of this Lease and, to the extent allowable by Law, the notice and cure periods provided herein are in lieu of, and not in addition to, any notice and cure periods provided by Law.

        (B) REMEDIES. If Tenant commits a Default, in addition to any other right or remedy allowed under any Law or other provision of this Lease (all of which remedies shall be distinct, separate and cumulative), Landlord may terminate this Lease, repossess the Premises by unlawful detainer suit, summary proceedings, or any other lawful means, and recover as damages a sum of money equal to: (a) the worth at the time of award of the unpaid Rent which had been earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of the award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves can reasonably be avoided; and (d) any other amounts necessary to compensate Landlord for all detriment or damages proximately caused by Tenant's failure to perform its obligations under this Lease or that in the ordinary course would be likely to result therefrom, including without limitation, all Costs of Reletting (as defined in Paragraph (F) of this Article. For purposes of computing the amount of Rent herein that would have accrued after the time of award, Tenant's Prorata Share of Taxes and Operating Expenses shall be projected, based upon the average rate of increase, if any, in such items from the Commencement Date through the time of award. The "worth at the time of award" of the amounts referred to in clauses (a) and (b) shall be computed by allowing interest at the Default Rate (as defined in Article 26). The "worth at the time of award" of the amount referred to in clause (c) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

        (C) MITIGATION OF DAMAGES. If Landlord terminates this Lease or Tenant's right to possession, Landlord shall use reasonable efforts to mitigate Landlord's damages, and Tenant shall be entitled to submit proof of such failure to mitigate as a defense to Landlord's claims hereunder, if mitigation of damages by Landlord is required by applicable Law. If Landlord has not terminated this Lease or Tenant's right to possession, Landlord shall have no obligation to mitigate, and may permit the Premises to remain vacant or abandoned, and shall have the remedies under California Civil Code, Section 1951.4, as the same may be modified or replaced hereafter; in such case, Tenant may seek to mitigate damages by attempting to sublease the Premises or assign this Lease subject to the provisions of Article 17.

        (D) SPECIFIC PERFORMANCE AND COLLECTION OF RENT. Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Paragraph (B) of this Article above or any law or other provision of this Lease), without prior demand or notice except as required by applicable Law: (i) to seek any declaratory, injunctive or other equitable relief and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof, and (ii) to sue for and collect any unpaid Rent which has accrued.

        (E) LATE CHARGES AND INTEREST. Tenant shall pay, as additional Rent, a service charge of Two Hundred Dollars ($200.00) for bookkeeping and administrative expenses, if Rent is not received within five (5) days after its due date. In addition, any Rent paid more than five (5) days after due shall accrue interest from the due date at the Default Rate (as defined in Article
26), until payment is received by Landlord. Such service charge and interest payments shall not be deemed consent by Landlord to late payments, nor a waiver of Landlord's right to insist upon timely payments at any time, nor a waiver of any remedies to which Landlord is entitled as a result of the late payment of Rent.

        (F) CERTAIN DEFINITIONS. "Net Re-Letting Proceeds" shall mean the total amount of rent and other consideration actually paid by any Replacement Tenants, less all Costs of Re-Letting, during a given period of time. "Costs of Re-Letting" shall include, without limitation, all reasonable costs and expenses incurred by Landlord for any repairs, maintenance, changes, alterations and improvements to the Premises, brokerage commissions, advertising costs, attorneys' fees, any customary free rent periods or credits, tenant improvement allowances, take-over lease obligations and other customary, necessary or appropriate economic incentives reasonably required to enter into leases with Replacement Tenants, and costs of collecting rent from Replacement Tenants. "Replacement" shall mean any Person (as defined in Article 26) to whom Landlord relets the Premises or any portion thereof pursuant to this Article.

        (G) OTHER MATTERS. No re-entry or repossession, repairs, changes, alterations and additions, reletting, acceptance of keys from Tenants, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant's right to possession, or accept a surrender of the Premises, nor shall the same operate to release the Tenant in whole or in part from any of Tenant's obligations hereunder, unless express written notice of such intention is sent by Landlord to Tenant. To the fullest extent permitted by Law, all rent and other consideration paid by any Replacement Tenants shall be applied: first, to the Costs of Re-Letting, second, to the payment of any Rent theretofore accrued, and the residue, if any, shall be held by Landlord and applied to the payment of other obligations of Tenant to Landlord as the same become due (with any remaining residue to be retained by Landlord). Landlord may apply payments received from Tenant to any obligations of Tenant then accrued, without regard to such obligations as may be designated by Tenant. Landlord shall be under no obligation to observe or perform any provision of this Lease on its part to be observed or performed which accrues after the date of any Default by Tenant. Tenant hereby irrevocably waives any right otherwise available under any Law to redeem or reinstate this Lease.

                                   ARTICLE 21.
                            LANDLORD'S RIGHT TO CURE

        (A) If Landlord shall fail to perform any term or provision under this Lease required to be performed by Landlord, Landlord shall not be deemed to be in default hereunder nor subject to any claims for damages of any kind, unless such failure shall have continued for a period of thirty (30) days after written notice thereof by Tenant; provided, if the nature of Landlord's failure is such that more than thirty (30) days are reasonably required in order to cure, Landlord shall not be in default if Landlord commences to cure such failure within such thirty (30) day period, and thereafter reasonably seeks to cure such failure to completion. The aforementioned periods of time permitted for Landlord to cure shall be extended for any period of time during which Landlord is delayed in, or prevented from, curing due to fire or other casualty, strikes, lock-outs or other labor troubles or shortages, shortages of equipment or materials, governmental requirements, power shortages or outages, acts or omissions by Tenant or other Persons, and other causes beyond Landlord's reasonable control. If Landlord shall fail to cure within the times permitted for cure herein, Landlord shall be subject to such remedies as may be available to Tenant (subject to the other provisions of this Lease); provided, in recognition that Landlord must receive timely payments of Rent and operate the Property, Tenant shall have no right of self-help to perform repairs or any other obligation of Landlord, and shall have no right to withhold, set-off or abate Rent.

        (B) All agreements and provisions to be performed by Tenant under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of Rent. If Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for ten (10) days after notice thereof by Landlord, or a shorter period if additional damage may result, Landlord may, to protect its interests, but shall not be obligated to do so, and without waiving or releasing Tenant from any of its obligations, make any such payment or perform any such other act on Tenant's part to be made or performed as provided herein. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional Rent hereunder and shall be payable with interest from the date Landlord makes such payments until paid by Tenant, at the Default Rate, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of Rent.

                                   ARTICLE 22.
                              RETURN OF POSSESSION

        At the expiration of earlier termination of this Lease or Tenant's right of possession, Tenant shall surrender possession of the Premises in the condition required under Article 9, ordinary wear and tear and damage by casualty or act of God under Article 13 excepted, and shall surrender all keys, key cards, and any parking stickers, to Landlord, and advise Landlord as to the combination of any locks or vaults then remaining in the Premises, and shall remove all trade fixtures and personal property. All improvements, fixtures and other items in or upon the Premises (except trade fixtures and personal property belonging to Tenant), whether installed by Tenant or Landlord, shall be Landlord's property and shall remain upon the Premises, all without compensation, allowance or credit to Tenant. However, if prior to such termination or within ten (10) days thereafter Landlord so directs by notice, Tenant shall promptly remove such of the foregoing items as are designated in such notice and restore the Premises to the condition prior to the installation of such items and as of the execution hereof. If Tenant shall fail to perform any repairs or restoration, or fail to remove any items from the Premises required hereunder, Landlord may do so, and Tenant shall pay Landlord the cost thereof upon demand. All property removed from the Premises by Landlord pursuant to any provisions of this Lease or any Law may be handled or stored by Landlord at Tenant's expense, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. All property not removed from the Premises or retaken from storage by Tenant within thirty (30) days after expiration or earlier termination of this Lease or Tenant's right to possession, shall at Landlord's option be conclusively deemed to have been conveyed by Tenant to Landlord as if by bill of sale without payment by Landlord. Unless prohibited by applicable Law, Landlord shall have a lien against such property for the costs incurred in removing and storing the same.

                                   ARTICLE 23.
                                  HOLDING OVER

        Unless Landlord expressly agrees otherwise in writing, Tenant shall pay Landlord 175% of the amount of Rent then applicable (or the highest amount permitted by law, whichever shall be less) prorated on per diem basis for each day Tenant shall retain possession of the Premises or any part thereof after expiration or earlier termination of this Lease, together with all damages sustained by Landlord on account thereof. The foregoing provisions shall not serve as permission for Tenant to hold-over, nor serve to extend the Term (although Tenant shall remain bound to comply with all provisions of this Lease until Tenant vacates the Premises, and shall be subject to the provisions of
Article 22). Notwithstanding the foregoing to the contrary, at any time before or after expiration or earlier termination of the Lease, Landlord may serve notice advising Tenant of the amount of Rent and other terms required, should Tenant desire to enter a month-to-month tenancy (and if Tenant shall hold over more than one full calendar month after such notice, Tenant shall thereafter be deemed a month-to-month tenant, on the terms and provisions of this Lease then in effect, as modified by Landlord's notice, and except that Tenant shall not be entitled to any renewal or expansion rights contained in this Lease or any amendments hereto).

                                   ARTICLE 24.
                                    NO WAIVER

        No provision of this Lease will be deemed waived by either party unless expressly waived in writing signed by the waiving party. No waiver shall be implied by delay, forbearance, failure to act or any other act or omission of either party. No waiver by either party of any provision of this

Lease shall be deemed a waiver of such provision with respect to any subsequent matter relating to such provision, and Landlord's consent or approval respecting any action by Tenant shall not constitute a waiver of the requirement for obtaining Landlord's consent or approval respecting any subsequent action. Acceptance of Rent by Landlord shall not constitute a waiver of any breach by Tenant of any term or provision of this Lease. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord's right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the full amount due. The acceptance of Rent or of the performance of any other term or provision from any Person other than Tenant, including any Transferee, shall not constitute a waiver of Landlord's right to approve or disapprove any Transfer.

                                   ARTICLE 25.
                         ATTORNEYS' FEES AND JURY TRIAL

        In the event of any litigation between the parties, the prevailing party shall be entitled to obtain, as part of the judgment, all reasonable attorneys' fees, costs and expenses incurred in connection with such litigation, except as may be limited by applicable Law. In the interest of obtaining a speedier and less costly hearing of any dispute, the parties hereby each irrevocably waive the right to trial by jury.

                                   ARTICLE 26.
                     CAPTIONS, DEFINITIONS AND SEVERABILITY

        The captions of the Articles and Paragraphs of this Lease are for convenience of reference only and shall not be considered or referred to in resolving questions of interpretation. If any term or provision of this Lease shall be found invalid, void, illegal, or unenforceable with respect to any particular Person by a court of competent jurisdiction, it shall not affect, impair or invalidate any other terms or provisions hereof, or its enforceability with respect to any other Person, the parties hereto agreeing that they would have entered into the remaining portion of this Lease notwithstanding the omission of the portion or portions adjudged invalid, void, illegal, or unenforceable with respect to such Person.

        (A) "Building" shall mean the structure identified in Article 1 of this Lease.

        (B) "Default Rate" shall mean eighteen percent (18%) per annum, or the highest rate permitted by applicable Law, whichever shall be less.

        (C) "Holder" shall mean the holder of any Mortgage at the time in question, and where such Mortgage is a ground lease, such term shall refer to the ground lessor.

        (D) "Holidays" shall mean all federally observed holidays, including New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Veterans' Day, Thanksgiving Day, Christmas Day, and to the extent of utilities or services provided by union members engaged at the Property, such other holidays observed by such unions.

        (E) "Landlord" and "Tenant" shall be applicable to one or more Persons as the case may be, and the singular shall include the plural, and the neuter shall include the masculine and feminine; and if there be more than one, the obligations thereof shall be joint and several. For purposes of any provisions indemnifying or limiting the liability of Landlord, the term "Landlord" shall include Landlord's present and future partners, members, beneficiaries, trustees, officers, directors, employees, shareholders, principals, agents, affiliates, successors and assigns.

        (F) "Law" shall mean all federal, state, county and local governmental and municipal laws, statutes, ordinances, rules, regulations, codes, decrees, orders, and other such requirements, applicable equitable remedies and decisions by courts in cases where such decisions are considered binding precedents in the state in which the Property is located, and decisions of federal courts applying the Laws of such State.

        (G) "Mortgage" shall mean all mortgages, deeds of trust, ground leases and other such encumbrances now or hereafter placed upon the Property or Building, or any part thereof, and all renewals, modifications, consolidations, replacements or extensions thereof, and all indebtedness now or hereafter secured thereby and all interest thereon.

        (H) "Operating Expenses" shall mean all expenses, costs and amounts (other than Taxes) of every kind and nature which Landlord shall incur or pay during any calendar year any portion of which occurs during the Term, because of or in connection with the ownership, management, repair, maintenance, restoration and operation of the Property, including, without limitation, any amounts paid for: (a) utilities for the Property, including but not limited to, electricity, power, gas, steam, oil or other fuel, water, sewer, lighting, heating, air conditioning and ventilating, (b) permits, licenses and certificates necessary to operate, manage and lease the Property, (c) insurance applicable to the Property, not Limited to the amount of coverage Landlord is required to provide under this Lease, (d) supplies, tools, equipment and materials used in the operation, repair and maintenance of the Property, (e) accounting, legal, inspection, consulting, concierge and other services, (f) any equipment rental (or installment equipment purchase or equipment financing agreements), or management agreements (including the cost of any management fee actually paid thereunder and the fair rental value of any office space provided thereunder, up to customary and reasonable amounts), (g) wages, salaries and other compensation and benefits (including the fair value of any parking privileges provided) for all persons engaged in the operation, maintenance or security of the Property, and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits, (h) payments under any easement, operating agreement, declaration, restrictive covenant or instrument pertaining to the sharing of costs in any planned development, and (i) operation, repair and maintenance of all Systems and Equipment and components thereof (including replacement of components), janitorial service, alarm and security service, window cleaning, trash removal, elevator maintenance, cleaning of walks, parking facilities and building walls, removal of ice and snow, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of shrubs, trees, grass, sod and other landscaped items, irrigation systems, drainage facilities fences, curbs and walkways, re-paving and re-striping parking facilities, and roof repairs. If the Property is not fully occupied during all or a portion of any calendar year, Landlord may, in accordance with sound accounting and management practices, determine the amount of variable Operating Expenses (i.e., those items which vary according to occupancy levels) that would have been paid had the Property been fully occupied, and the amount so determined shall be deemed to have been the amount of variable Operating Expenses for such year. If Landlord makes such an adjustment, Landlord shall make a comparable adjustment for the Base Expense year. Notwithstanding the foregoing, Operating Expenses shall not, however, include:

        (i) depreciation, interest (except as set forth below with respect to amortization of capital improvements) and amortization on Mortgages, and other debt costs or ground lease payments, if any; legal fees in connection with leasing, tenant disputes or enforcement of leases; real estate brokers' leasing commissions; improvements or alterations to tenant spaces; the cost of providing any service directly to and paid directly by, any tenant; any costs expressly excluded from Operating Expenses elsewhere in this Lease; costs of any items to the extent Landlord receives reimbursement from insurance proceeds or from a third party (such proceeds to be deducted from Operating Expenses in the year in which received);

        (ii) capital expenditures, except for: (a) the costs of any capital improvements, equipment or devices installed or paid for by Landlord (1) required or desired for the health and safety of tenants and occupants,
        (2) to conform with any change in Laws, rules, regulations or requirements of any governmental or quasi governmental authority having jurisdiction not applicable to the Building as of the date of original construction or of the board of fire underwriters or similar insurance body, or (3) to effect a labor saving, energy saving or other economy, amortized over the lesser of (A) three (3) years, (B) the "pay back period," or (C) the useful Life of such capital improvement, equipment or device (as determined by Landlord), as well as interest on the unamortized balance at the Prime Rate, as defined in Paragraph (J) below, on the date the costs are incurred or such higher rate as may have been paid by Landlord on borrowed funds. The "pay back period" shall be the period within which the anticipated savings from the use of such capital improvement, equipment or device, as determined by Landlord, will equal the cost of the subject capital improvement, equipment or device; (b) the costs of (1) exterior window draperies and coverings provided by Landlord, (2) carpeting and wall coverings in the common areas, and (3) other furnishings in common areas which, as a result of normal use, require periodic replacement, amortized over the useful life of such improvements (as determined by Landlord), or such longer period as may be determined by Landlord in its reasonable discretion, as well as interest on the unamortized balance at the Prime Rate on the date the costs are incurred or such higher rate as may have been paid by Landlord on borrowed funds, if more than thirty-five percent (35%) of the draperies, window coverings, carpeting or furnishings are replaced during any calendar year. If thirty-five percent (35%) or less of the draperies, window coverings, carpeting or furnishings are replaced during any calendar year, then the entire cost of replacing such draperies, window coverings, carpeting or furnishings shall be included in Operating Expenses in the calendar year the cost is incurred; (c) depreciation or amortization of the costs of materials, tools, supplies and equipment purchased by Landlord to enable Landlord to supply services which Landlord might otherwise contract for with a third party where such depreciation and amortization would otherwise have been included in the charge for such third party's services; and (d) costs of minor capital improvements or expenditures where such improvement or expenditure costs less than Ten Thousand Dollars ($10,000.00); and

        (iii) any item not generally charged to other tenants in the Building under office leases signed after the execution of this Lease.

        (I) "Person" shall mean an individual, trust, partnership, joint venture, association, limited liability company, corporation and any other entity.

        (J) "Prime Rate" shall mean the prime rate (or base rate) reported in the Money Rates column or section of The Wall Street Journal as being the base rate on corporate loans at large U.S. money center commercial banks (whether or not such rate has actually been charged by any such bank) on the first day on which The Wall Street Journal is published in the month preceding the month in which the subject costs are incurred.

        (K) "Property" shall mean the Building, and any common or public areas or facilities, easements, corridors, lobbies, sidewalks, loading areas, driveways, landscaped areas, skywalks, parking garages and lots, and any and all other structures or facilities operated or maintained in connection with or for the benefit of the Building, and all parcels or tracts of land on which all or any portion of the Building or any of the other foregoing items are located, and any fixtures, machinery, equipment, apparatus, Systems and Equipment, furniture and other personal property located thereon or therein and used in connection therewith, whether title is held by Landlord or its affiliates. Possession of areas necessary for utilities, services, safety and operation of the Property, including the Systems and Equipment (as defined in this Article), fire stairways, perimeter walls, space between the finished ceiling of the Premised and the slab of the floor or roof of the Property there above, and the use thereof together with the right to install, maintain, operate, repair and replace the Systems and Equipment including any of the same in, through, under or above the Premises in locations that will not materially interfere with Tenant's use of the Premises, are hereby excepted and reserved by Landlord, and not demised to Tenant.

        (L) "Rent" shall have the meaning specified therefor in Paragraph (H) of
Article 4.

        (M) "Systems and Equipment" shall mean any plant, machinery, transformers, duct work, cable, wires and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life/safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment for the Property.

        (N) "Taxes" shall mean all federal, state, county or local governmental or municipal taxes, fees, charge or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including, without limitation, real, estate taxes, general and special assessments, transit taxes, water and sewer rents, taxes based upon the receipt of rent including gross receipts or sales taxes applicable to the receipt of rent or service or value added taxes (except to the extent paid by Tenant under Article 5), personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, Systems and Equipment, appurtenances, furniture and other personal property used in connection with the Property which Landlord shall pay during any calendar year, any portion of which occurs during the Term (without regard to any different fiscal year used by such government or municipal authority) because of or in connection with the ownership, leasing and operation of the Property. Notwithstanding the foregoing, there shall be excluded from Taxes all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Property). If the method of taxation of real estate prevailing at the time of execution hereof shall be, or has been altered, so as to cause the whole or any part of the taxes now, hereafter or heretofore levied, assessed or imposed on real estate to be levied, assessed or imposed on Landlord, wholly or partially, as a capital levy or otherwise, or on or measured by the rents received therefrom, then such new or altered taxes attributable to the Property shall be included within the term "Taxes," except that the same shall not include any enhancement of said tax attributable to other income of Landlord. Any expenses incurred by Landlord in attempting to protest, reduce or minimize Taxes shall be included in Taxes in the calendar year such expenses are paid. Tax refunds shall be deducted from Taxes in the year they are received by Landlord, but if such refund shall relate to taxes paid in a prior year of the Term, and the Lease shall have expired, Landlord shall mail Tenant's Prorata Share of such net refund (after deducting expenses and attorneys' fees), up to the amount Tenant paid towards Taxes during such year, to Tenant's last known address. If Taxes for the Base Tax year are reduced as the result of protest, or by means of agreement, or as the result of legal proceedings or otherwise, Landlord may adjust Tenant's obligations for Taxes in all years following the Tax Base Year, and Tenant shall pay Landlord within 30 days after notice any additional amount required by such adjustment for any such years or portions thereof that have therefore occurred. If Taxes for any period during the Term or any extension thereof, shall be increased after payment thereof by Landlord, for any reason, including without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant's Prorata Share of such increased Taxes. Tenant shall pay increased Taxes whether Taxes are increased as a result of increases in the assessments or valuation of the Property (whether based on a sale, change in ownership or refinancing of the Property or otherwise), increases in the tax rates, reduction or elimination of any rollbacks or other deductions available under current law, scheduled reductions of any tax abatement, as a result of the elimination, invalidity or withdrawal of any tax abatement, or for any other cause whatsoever. Notwithstanding the foregoing, if any Taxes shall be paid based on assessments or bills by a governmental or municipal authority using a fiscal year other than a calendar year, Landlord may elect to average the assessments or bills for the subject calendar year, based on the number of months of such calendar year included in each such assessment or bill.

        (O) "Tenant's Prorata Share" of Taxes and Operating Expenses shall be 0.608%. Tenant acknowledges that the "rentable area of the Premises" under this Lease includes the usable area, without deduction for columns or projections, multiplied by a load or conversion factor, to reflect a share of certain areas, which may include lobbies, corridors, mechanical, utility, janitorial, boiler and service rooms and closets, restrooms and other public, common and service areas. Except as provided expressly to the contrary herein, the "rentable area of the Property" shall include all rentable area of all space leased or available for lease at the Property, which Landlord may reasonably re-determine from time to time, to reflect re-configurations, additions or modifications to the Property. If the Property or any development of which it is a part, shall contain non-office uses, Landlord shall have the right to determine in accordance with sound accounting and management principles, Tenant's Prorata Share of Taxes and Operating Expenses for only the office portion of the Property or of such development, in which event, Tenant's Prorata Share shall be based on the ratio of the rentable area of the Premises to the rentable area of such office portion. Similarly, if the Property shall contain tenants who do not participate in all or certain categories of Taxes or Operating Expenses on a prorata basis, Landlord may exclude the amount of Taxes or Operating Expenses, or such categories of the same, as the case may be, attributable to such tenants, and exclude the rentable area of their premises, in computing Tenant's Prorata Share. If the Property shall be part of or shall include a complex, development or group of buildings or structures collectively owned or managed by Landlord or its affiliates or collectively managed by Landlord's managing agent, Landlord may allocate Taxes and Operating Expenses within such complex, development or group, and between such buildings and structures and the parcels on which they are located, in accordance with sound accounting and management principles. In the alternative, Landlord shall have the right to determine, in accordance with sound accounting and management principles, Tenant's Prorata Share of Taxes and Operating Expenses based upon the totals of each of the same for all such buildings and structures, the land constituting parcels on which the same are located, and all related facilities, including common areas and easements, corridors, lobbies, sidewalks, elevators, loading areas, parking facilities and driveways and other appurtenances and public areas, in which event Tenant's Prorata Share shall be based on the ratio of the rentable area of the Premises to the rentable area of all such buildings.

                                   ARTICLE 27.
                      CONVEYANCE BY LANDLORD AND LIABILITY

        In case Landlord or any successor owner of the Property or the Building shall convey or otherwise dispose of any portion thereof in which the Premises are located, to another Person (and nothing herein shall be construed to restrict or prevent such conveyance or disposition), such other Person shall thereupon be and become landlord hereunder and shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord which first arise after the date of conveyance, and Tenant shall attorn to such other Person, and Landlord or such successor owner shall, from and after the date of conveyance, be free of all liabilities and obligations hereunder not then incurred. The liability of Landlord to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration or any other matter relating to the Property or the Premises, shall be limited to the interest of Landlord in the Property (and the rental proceeds thereof), and Tenant agrees to look solely to Landlord's interest in the Property (and the rental proceeds thereof). Tenant agrees to look solely to Landlord's interest in the Property (and the rental proceeds thereof) for the recovery of any judgment against Landlord, and Landlord shall not be personally liable for any such judgment or deficiency after execution thereon. The limitations of liability contained in this Article shall apply equally and inure to the benefit of Landlord's present and future partners, beneficiaries, officers, directors, trustees, members, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future partner, member, shareholder, or trustee or beneficiary (if Landlord or any partner, member or shareholder of Landlord is a trust) have any liability for the performance of Landlord's obligations under this Lease. Notwithstanding the foregoing to the contrary, Landlord shall have personal liability for insured claims, beyond Landlord's interest in the Property (and rental proceeds thereof), to the extent of Landlord's liability insurance coverage available for such claims.

                                   ARTICLE 28.
               SAFETY AND SECURITY DEVICES, SERVICES AND PROGRAMS

        The parties acknowledge that safety and security devices, services and programs provided by Landlord, if any, while intended to deter crime and ensure safety, may not in given instances prevent theft or other criminal acts, or ensure safety of persons or property. The risk that any safety or security device, service or program may not be effective, or may malfunction, or be circumvented by a criminal, is assumed by Tenant with respect to Tenant's property and interests, and Tenant shall obtain insurance coverage to the extent Tenant desires protection against such criminal acts and other losses in addition to insurance required to be carried by Tenant hereunder. Tenant agrees to cooperate in any reasonable safety or security program developed by Landlord or any program required by law.

                                   ARTICLE 29.
                        COMMUNICATIONS AND COMPUTER LINES

        (A) Tenant may install, maintain, replace, remove or use any communications or computer wires, cables and relatediievices (collectively the "Lines") at the Property in or serving the Premises, provided: (a) Tenant shall obtain Landlord's prior written consent, use an experienced and qualified contractor approved in writing by Landlord, and comply with all of the other provisions of Article 10, (b) any such installation, maintenance, replacement, removal or use shall comply with all Laws applicable thereto and good work practices, and shall not interfere with the use of any then existing Lines at the Property, (c) an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Property, as determined in Landlord's reasonable opinion, (d) if Tenant at any time uses any equipment that may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or cause radiation higher than normal background radiation, the Lines therefor (including riser cables) shall be appropriately insulated to prevent such excessive electromagnetic fields or radiation, (e) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove existing Lines located in or serving the Premises, (f) Tenant's rights shall be subject to the rights of any regulated telephone company, and (g) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which are or become at any time in violation of any Laws or represent a dangerous or potentially dangerous condition (whether such Lines were installed by Tenant or any other party), within three (3) days after written notice.

        (B) Landlord may (but shall not have the obligation to): (i) install new Lines at the Property, (ii) create additional space for Lines at the Property, and (iii) reasonably direct, monitor and/or supervise the installation, maintenance, replacement and removal of, the allocation and periodic re-allocation of available space (if any) for, and the allocation of excess capacity (if any) on, any Lines now or hereafter installed at the Property by Landlord, Tenant or any other party (but Landlord shall have no right to monitor or control the information transmitted through such Lines). Such rights shall not be in limitation of other rights that may be available to Landlord by Law or otherwise. If Landlord exercises any such rights, Landlord may charge Tenant for the costs attributable to Tenant, or may include those costs and all other costs in Operating Expenses under Article 26 (including, without limitation, costs for acquiring and installing Lines and risers to accommodate new Lines and spare Lines, any associated computerized system and software for maintaining records of Line connections, and the fees of any consulting engineers and other experts); provided, any capital expenditures included in Operating Expenses hereunder shall be amortized (together with reasonable finance charges) over the period of time prescribed by Paragraph (H)(ii) of Article 26.

        (C) Notwithstanding anything to the contrary contained in Article 22, Landlord reserves the right to require that Tenant remove any or all Lines installed by or for Tenant within or serving the Premises upon termination of this Lease, provided Landlord notifies Tenant prior to or within thirty (30) days following such termination. Any Lines not required to be removed pursuant to this Article shall, at Landlord's option, become the property of Landlord without payment by Landlord. If Tenant fails to remove such lines as required by Landlord, or violates any other provision of this Article, Landlord may, after twenty (20) days' written notice to Tenant, remove such Lines or remedy such other violation, at Tenant's expense (without limiting Landlord's other remedies available under this Lease or applicable Law). Tenant shall not, without the prior written consent of Landlord in each instance , grant to any third party, a security interest or lien in or on the Lines, and any such security interest or lien granted without Landlord's written consent shall be null and void. Except to the extent arising from the intentional or grossly negligent acts of Landlord or Landlord's agents or employees, Landlord shall have no liability for damages arising from, and

Landlord does not warrant that the Tenant's use of any Lines will be free from the following (collectively called "Line Problems"), (x) any eavesdropping or wiretapping by unauthorized parties, (y) any failure of any Lines to satisfy Tenant's requirements, or (z) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, replacement, use or removal of Lines by or for other tenants or occupants of the Property, by any failure of the environmental conditions or the power supply for the Property to conform to any requirements for the Lines or any associated equipment, or any other problems associated with any Lines by any other cause. Under no circumstances shall any Line Problems be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damage arising from any Line Problems.

                                   ARTICLE 30.
                               HAZARDOUS MATERIALS

        (A) Tenant shall not transport, use, store, maintain, generate, manufacture, handle, dispose, release or discharge any "Hazardous Material" (as defined below) upon or about the Property, or permit Tenant's employees, agents, contractors and other occupants of the Premises to engage in such activities upon or about the Property. However, the foregoing provisions shall not prohibit the transportation to and from, and use, storage, maintenance and handling within, the Premises of substances customarily used in offices (or such other business or activity expressly permitted to be undertaken in the Premises under
Article 7), provided: (a) such substances shall be used and maintained only in such quantities as are reasonably necessary for such permitted use of the Premises, strictly in accordance with applicable Law and the manufacturers' instructions therefor, (b) such substances shall not be disposed of, released or discharge on the Property, and shall be transported to and from the Premises in compliance with all applicable laws, and as Landlord shall reasonably require,
(c) if any applicable Law or Landlord's trash removal contractor requires that any such substances be disposed of separately from ordinary trash, Tenant shall make arrangements at Tenant's expense for such disposal directly with a qualified and licensed disposal company at a lawful disposal site (subject to scheduling and approval by Landlord), and shall ensure that disposal occurs frequently enough to prevent unnecessary storage of such substances in the Premises, and (d) any remaining such substances shall be completely, properly and lawfully removed from the Property upon expiration or earlier termination of this Lease.

        Tenant shall promptly notify Landlord of: (i) any enforcement, cleanup or other regulatory action taken or threatened by any governmental or regulatory authority with respect to the presence of any Hazardous Material on the Premises or the migration thereof from or to other property, (ii) any demands or claims made or threatened by any party against Tenant or the Premises relating to any loss or injury resulting from any Hazardous Materials, (iii) any release, discharge or nonroutine, improper or unlawful disposal or transportation of any Hazardous Material on or from the Premises, and (iv) any matters where Tenant is required by Law to give a notice to any governmental or regulatory authority respecting any Hazardous Material on the Premises. Landlord shall have the right (but not the obligation) to join and participate as a party in any legal proceedings or actions affecting the Premises initiated in connection with any environmental, health or safety Law. At such times as Landlord may reasonably request, Tenant shall provide Landlord with a written list identifying any Hazardous Material then used, stored, or maintained upon the Premises, the use and approximate quantity of each such material, a copy of any material safety data sheet ("MSDS") issued by the manufacturer therefor, written information concerning the removal, transportation and disposal of the same, and such other information as Landlord may reasonably require or as may be required by Law. The term "Hazardous Material" for purposes hereof shall mean any chemical substance, material or waste or component thereof which is now or hereafter listed, defined or regulated as a hazardous or toxic chemical, substance, material or waste or component thereof by any federal, state or local governing or regulatory body having jurisdiction, or which would trigger any employee or community "right-to-know" requirements adopted by any such body, or for which any such body has adopted any requirements for the preparation or distribution of an MSDS.

        If any Hazardous Material is released, discharged or disposed of by Tenant or any other occupant of the Premises, or their employees, agents or contractors, on or about the Property in violation of the foregoing provisions, Tenant shall immediately, properly and in compliance with applicable Laws clean up and remove the Hazardous Material from the Property and any other affected property and clean or replace any affected personal property (whether or not owned by Landlord), at Tenant's expense. Such cleanup and removal work shall be subject to Landlord's prior written approval (except in emergencies), and shall include, without limitation, any testing, investigation, and the preparation and implementation of any remedial action plan required by any governmental body having jurisdiction or reasonably required by Landlord. If Tenant shall fall to comply with the provisions of this Article within five (5) days after written notice by Landlord, or such shorter time as may be required by Law or in order to minimize any hazard to Persons or property, Landlord may (but shall not be obligated to) arrange for such compliance directly or as Tenant's agent through contractors or other parties selected by Landlord, at Tenant's expense (without limiting Landlord's other remedies under this Lease or applicable Law). If any Hazardous Material is released, discharged or disposed of on or about the Property and such release, discharge or disposal is not caused by Tenant or other occupants of the Premises, or their employees, agents or contractors, such release, discharge or disposal shall be deemed casualty damage under Article 13 to the extent that the Premises or common areas serving the Premises are affected thereby; in such case, Landlord and Tenant shall have the obligations and rights respecting such casualty damage provided under Article 13.

        (B) The parties acknowledge that the material used in certain of the fire-proofing materials applied to certain structural members in the Building and Property (which structural members are primarily located above the ceiling in the Premises) contains asbestos. In order to preserve the air quality of the Building and Property, Landlord has established, and from time to time may modify, rules and regulations governing the manner in which alterations and improvements are to be undertaken in the areas where the subject fire-proofing is located. Tenant shall comply with all such rules and regulations established by Landlord. If any governmental entity promulgates or revises a statute, ordinance, code or regulation, or imposes mandatory or voluntary controls or guidelines with respect to the subject asbestos fire-proofing, or if Landlord is required or elects to make alterations or to remove the subject asbestos fire-proofing, Landlord may, in its sole discretion, comply with such mandatory or voluntary controls or guidelines, or make such alterations or remove such asbestos fire-proofing. Neither such compliance nor the making of alterations, nor the removal of all or a portion of such asbestos fire-proofing shall in any event entitle Tenant to any damages, relieve Tenant of the obligation to pay any sums due hereunder, or constitute or be construed as a constructive or other eviction of Tenant. In accordance with Proposition 65 and the regulations promulgated thereunder which require that person subject to "environmental exposure" to certain designated chemicals, such as asbestos, receive warnings, you are advised that:

               WARNING: THE BUILDING CONTAINS ASBESTOS, A
               CHEMICAL KNOWN TO THE STATE OF CALIFORNIA TO
               CAUSE CANCER.

                                   ARTICLE 31.
                                  MISCELLANEOUS

        (A) Each of the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, guardians, custodians, permitted successors and assigns, subject to the provisions of Article 17 respecting Transfers.

        (B) Neither this Lease nor any memorandum of lease or short form lease shall be recorded by Tenant.

        (C) This Lease shall be construed in accordance with the Laws of the state of California.

        (D) All obligations or rights of either party arising during or attributable to the period ending upon expiration or earlier termination of this Lease shall survive such expiration or earlier termination.

        (E) Landlord agrees that, if Tenant timely pays the Rent and performs the terms and provisions hereunder, and subject to all other terms and provisions of this Lease, Tenant shall hold and enjoy the Premises during the Term, free of lawful claims by any Person acting by or through Landlord.

        (F) This Lease does not grant any legal rights to "light and air" outside the Premises nor any particular view or cityscape visible from the Premises.

        (G) If the Commencement Date is delayed in accordance with Article 2 for more than one year, Landlord or Tenant may declare this Lease null and void, and if the Commencement Date is so delayed for more than seven years, this Lease shall thereupon become null and void without further action by either party.

        (H) All remedies hereinbefore and hereafter conferred upon Landlord shall be deemed cumulative and no one shall be exclusive of the other, or shall in any way limit the availability to Landlord of any other remedy conferred by law, whether or not specifically conferred by the provisions of this Lease.

                                   ARTICLE 32.
                                      OFFER

        The submission and negotiation of this Lease shall not be deemed an offer to enter the same by Landlord, but the solicitation of such an offer by Tenant. Tenant agrees that its execution of this Lease constitutes a firm offer to enter the same which may not be withdrawn for a period of 30 days after delivery to Landlord (or such other period as may be expressly provided in any other agreement signed by the parties). During such period and in reliance on the foregoing, Landlord may, at Landlord's option (and shall, if required by applicable Law), deposit any security deposit and Rent, and proceed with any plans, specifications, alterations or improvements, and permit Tenant to enter the Premises, but such acts shall not be deemed an acceptance of Tenant's offer to enter this Lease, and such acceptance shall be evidenced only by Landlord signing and delivering this Lease to Tenant.

                                   ARTICLE 33.
                                     NOTICES

        Except as expressly provided to the contrary in this Lease, every notice or other communication to be given by either party to the other with respect hereto or to the Premises or Property, shall be in writing and shall not be effective for any purpose unless the same shall be served personally or by national air courier service, or United States certified mail, return receipt requested, postage prepaid, addressed, if to Tenant, at the address first set forth in the Lease, until the Commencement Date, and thereafter to the Tenant at the Premises, and if to Landlord, at the address at which the last payment of Rent was required to be made and to Pine Street Investors I, L.L.C., c/o Danielson Whitehead, Inc., at 100 Pine Street, San Francisco, California 94111,
Attn: Robert Whitehead, or such other address or addresses as Tenant or Landlord may from time to time designate by notice given as above provided. Every notice or other communication hereunder shall be deemed to have been given as of the third business day following the date of such mailing (or as of any earlier date evidenced by a receipt from such national air courier service or the United States Postage Service) or immediately if personally delivered. Notices not sent in accordance with the foregoing shall be of no force or effect until received by the foregoing parties at such addressed required herein.

                                   ARTICLE 34.
                               REAL ESTATE BROKERS

        Tenant represents that it has dealt only with J.M. COMMERCIAL (whose commission, if any, shall be paid by Landlord pursuant to separate agreement) as broker, agent or finder in connection with this Lease and agrees to indemnify and hold Landlord harmless from all damages, judgments, liabilities and expenses (including reasonable attorneys' fees) arising from any claims or demands of any other broker, agent or finder with whom Tenant has dealt or is claimed to have dealt for any commission or fee alleged to be due in connection with its participation in the procurement of Tenant or the negotiation with Tenant or execution of this Lease.

                                   ARTICLE 35.
                                SECURITY DEPOSIT

        Tenant shall deposit with Landlord the sum of $9,176.25 ("Security Deposit"), upon Tenant's execution and submission of this Lease. The Security Deposit shall serve as security for the prompt, full and faithful performance by Tenant of the terms and provisions of this lease. In the event that Tenant is in Default hereunder, or in the event that Tenant owes any amounts to Landlord upon the expiration of this Lease, Landlord may use or apply the whole or any part of the Security Deposit for the payment of Tenant's obligations hereunder. The use or application of the Security Deposit or any portion thereof shall not prevent Landlord from exercising any other right or remedy provider hereunder or under any Law and shall not be construed as liquidated damages. In the event the Security Deposit is reduced by such use or application, Tenant shall deposit with Landlord within ten (10) days after written notice, an amount sufficient to restore the full amount of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from Landlord's general funds or pay interest on the Security Deposit. Any remaining portion of the Security Deposit shall be returned to Tenant within sixty (60) days after Tenant has vacated the Premises in accordance with Article 22. If the Premises shall be expanded at any time, or if the Term shall be extended at an increased rate of Rent, the Security Deposit shall thereupon be proportionately increased.

                                   ARTICLE 36.
                                ENTIRE AGREEMENT

        This Lease, together with Rider One and Exhibit A (WHICH COLLECTIVELY ARE HEREBY INCORPORATED WHERE REFERRED TO HEREIN AND MADE A PART HEREOF AS THOUGH FULLY SET FORTH), contains all the terms and provisions between Landlord and Tenant relating to the matters set forth herein, and no prior or contemporaneous agreement or understanding pertaining to the same shall be of any force or effect, except any such contemporaneous agreement specifically referring to and modifying this Lease, signed by both parties. Without limitation as to the generality of the foregoing, Tenant hereby acknowledges and agrees that Landlord's leasing agents and field personnel are only authorized to show the Premises and negotiate terms and conditions for leases subject to Landlord's final approval, and are not authorized to make any agreements, representations, understandings or obligations, binding upon Landlord, respecting the condition of the Premises or Property, suitability of the same for Tenant's business, or any other matter, and no such agreements, representations, understandings or obligations not expressly contained herein or in such contemporaneous written agreement shall be of any force or effect. Neither this Lease, nor any Riders or Exhibits referred to above, may be modified, except in writing signed by both parties.



                                   LANDLORD:

                                   PINE STREET INVESTORS I, L.L.C.
                                   a Delaware limited liability company

                                   By:    DANIELSON WHITEHEAD, INC.,
                                          a California corporation, as agent
                                          for Pine Street Investors I, L.L.C.

                                          By:  /s/ Carl Danielson
                                             -----------------------------------
                                               Carl Danielson

                                          Its:
                                              ----------------------------------

                                   TENANT:


                                   FIDELITY NATIONAL TITLE INSURANCE COMPANY, a California corporation

                                   By:    /s/ William A. Imparato
                                          --------------------------------------
                                          Name:  William A. Imparato
                                               ---------------------------------
                                          Its:  Vice President
                                              ----------------------------------

                                    RIDER ONE

                                      RULES

        (1) On Saturdays, Sundays and Holidays, and on other days between the hours of 6:00 p.m. and 8:00 a.m. the following day, or such other hours as Landlord shall determine from time to time, access to the Property and/or the passageways, entrances, exits, shipping areas, halls, corridors, elevators or stairways and other areas in the Property may be restricted and access gained by use of a key to the outside doors of the Property, or pursuant to such security procedures Landlord may from time to time impose. All such areas, and all roofs, are not for use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Property and its tenants provided, however, that nothing herein contained shall be construed to prevent such access to persons with whom Tenant deals in the normal course of Tenant's business unless such persons are engaged in activities which are illegal or violate these Rules. No Tenant and no employee or invitee of Tenant shall enter into areas reserved for the exclusive use of Landlord, its employees or invitees. Tenant shall keep doors to corridors and lobbies closed except when persons are entering or leaving.

        (2) Tenant shall not paint, display, inscribe, maintain or affix any sign, placard, picture, advertisement, name, notice, lettering or direction on any part of the outside or inside of the Property, or on any part of the inside of the Premises which can be seen from the outside of the Premises, without the prior consent of Landlord, and then only such name or names or matter and in such color, size, style, character and material as may be first approved by Landlord in writing. Landlord shall prescribe the suite number and identification sign for the Premises (which shall be prepared and installed by Landlord at Tenant's expense). Landlord reserves the right to remove at Tenant's expense all matter not so installed or approved without notice to Tenant.

        (3) Tenant shall not in any manner use the name of the Property for any purpose other than that of the business address of the Tenant, or use any picture or likeness of the Property, in any letterheads, envelopes, circulars, notices, advertisements, containers or wrapping material without Landlord's express consent in writing.

        (4) Tenant shall not place anything or allow anything to be placed in the Premises near the glass of any door, partition, wall or window which may be unsightly from outside the Premises, and Tenant shall not place or permit to be placed any article of any kind on any window ledge or on the exterior walls. Blinds, shades, awnings or other forms of inside or outside window ventilators or similar devices, shall not be placed in or about the outside windows in the Premises except to the extent, if any, that the character, shape, color, material and make thereof is first approved by the Landlord.



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



        (5) Furniture, freight and other large or heavy articles, and all other deliveries may be brought into the Property only at times and in the manner designated by Landlord, and always at the Tenant's sole responsibility and risk. Landlord may impose reasonable charges for use in freight elevators after or before normal business hours. All damage done to the Property by moving or maintaining such furniture, freight or articles shall be repaired by Landlord at Tenant's expense. Landlord may inspect items brought into the Property or Premises with respect to weight or dangerous nature. Landlord may require that all furniture, equipment, cartons and similar articles removed from the Premises or the Property be listed and a removal permit therefor first be obtained from Landlord. Tenant shall not take or permit to be taken in or out of other entrances or elevators of the Property, any item normally taken, or which Landlord otherwise reasonably requires to be taken, in or out through service doors or on freight elevators. Tenant shall not allow anything to remain in or obstruct in any way, any lobby, corridor, sidewalk, passageway, entrance, exit, hall, stairway, shipping area, or other such area. Tenant shall move all supplies, furniture and equipment as soon as received directly to the Premises, and shall move all such items and waste (other than waste customarily removed by Property employees) that are at any time being taken from the Premises directly to the areas designated for disposal. Any hand-carts used at the Property shall have rubber wheels.

        (6) Tenant shall not overload any floor or part thereof in the Premises, or Property, including any public corridors or elevators therein bringing in or removing any large or heavy articles, and Landlord may direct and control the location of safes, and all other heavy articles and require supplementary supports at Tenant's expense of such material and dimensions as Landlord may deem necessary to properly distribute the weight.

        (7) Tenant shall not attach or permit to be attached additional locks or similar devices to any door or window, change existing locks or the mechanism thereof, or make or permit to be made any keys for any door other than those provided by Landlord. If more than two keys for one lock are desired, Landlord will provide them upon payment therefor by Tenant. Tenant, upon termination of its tenancy, shall deliver to the Landlord all keys of offices, rooms and toilet rooms which have been furnished Tenant or which the Tenant shall have had made, and in the event of loss of any keys so furnished shall pay Landlord therefor.

        (8) If Tenant desires signal, communication, alarm or other utility or similar service connections installed or changed, Tenant shall not install or change the same without the prior approval of Landlord, and then only under Landlord's direction at Tenant's expense. Tenant shall not install in the Premises any equipment which requires more electric current than Landlord is required to provide under this Lease, without Landlord's prior approval, and Tenant shall ascertain from Landlord the maximum amount of load or demand for or use of electrical current which can safely be permitted in the Premises, taking into account the capacity of electric wiring in the Property and the Premises and the needs of tenants of the Property, and shall not in any event connect a greater load than such safety capacity.



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



        (9) Tenant shall not obtain for use upon the Premises ice, drinking water, towel, janitor and other similar services, except from Persons approved by the Landlord. Any Person engaged by Tenant to provide janitor or other services shall be subject to direction by the manager or security personnel of the Property.

        (10) The toilet rooms, urinals, wash bowls and other such apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this Rule shall be borne by the Tenant who, or whose employees or invitees shall have caused it.

        (11) The janitorial closets, utility closets, telephone closets, broom closets, electrical closets, storage closets, and other such closets, rooms and areas shall be used only for the purposes and in the manner designated by Landlord, and may not be used by tenants, or their contractors, agents, employees, or other parties without Landlord's prior written consent.

        (12) Landlord reserves the right to exclude or expel from the Property any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules. Tenant shall not at any time manufacture, sell use or give away, any spirituous, fermented, intoxicating or alcoholic liquors on the Premises, nor permit any of the same to occur (except in connection with occasional social or business events conducted in the Premises which do not violate any Laws nor bother or annoy any other tenants). Tenant shall not at any time sell, purchase or give away, foods in any form by or to any of Tenant's agents or employees or any other parties on the Premises, nor permit any of the same to occur (other than in lunch rooms or kitchens for employees as may be permitted or installed by Landlord, which does not violate any Laws or bother or annoy any other tenant).

        (13) Tenant shall not make any room-to-room canvass to solicit business or information or to distribute any article or material to or from other tenants or occupants of the Property and shall not exhibit, sell or offer to sell, use, rent or exchange any products or services in or from the Premises unless ordinarily embraced within the Tenant's use of the Premises specified in the Lease.

        (14) Tenant shall not waste electricity, water, heat or air conditioning or other utilities or services, and agrees to cooperate fully with Landlord to assure the most effective and energy efficient operation of the Property and shall not allow the adjustment (except by Landlord's authorized Property personnel) of any controls. Tenant shall keep corridor doors closed and shall not open any windows, except that if the air circulation shall not be in operation, windows which are openable may be opened with Landlord's consent. As a condition to claiming any deficiency in the air conditioning or ventilation services provided by Landlord, Tenant shall close any blinds or drapes in the Premises to prevent or minimize direct sunlight.

        (15) Tenant shall conduct no auction, fire or going out of business sale or bankruptcy sale in or from the Premises, and such prohibition shall apply to Tenant's creditors.



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



        (16) Tenant shall cooperate and comply with any reasonable safety or security programs, including fire drills and air raid drills, and the appointment of "fire wardens" developed by Landlord for the Property, or required by Law. Before leaving the Premises unattended, Tenant shall close and securely lock all doors or other means of entry to the Premiss and shut off all lights and water faucets in the Premises (except heat to the extent necessary to prevent the freezing or bursting of pipes).

        (17) Tenant will comply with all municipal, county, state, federal or other government laws, statutes, codes, regulations and other requirements, including without limitation, environmental, health, safety and police requirements and regulations respecting the Premises, now or hereinafter in force, at its sole cost, and will not use the Premises for any immoral purposes.

        (18) Tenant shall not (i) carry on any business, activity or service except those ordinarily embraced within the permitted use of the Premises specified in the Lease and more particularly, but without limiting the generality of the foregoing, shall not (ii) install or operate any internal combustion engine, boiler, machinery, refrigerating, heating or air conditioning equipment in or about the Premises, (iii) use the Premises for housing, lodging or sleeping purposes or for the washing of clothes, (iv) place any radio or television antennae other than inside of the Premises, (v) operate or permit to be operated any musical or sound producing instrument or device which may be heard outside the Premises, (vi) use any source of power other than electricity,
(vii) operate any electrical or other device from which may emanate electrical or other waves which may interfere with or impair radio, television, microwave, or other broadcasting or reception from or in the Property or elsewhere, (viii) bring or permit any bicycle or other vehicle, or dog (except in the company of a blind person or except when specifically permitted) or other animal or bird in the Property, (ix) make or permit objectionable noise or odor to emanate from the Premises (x) do anything in or about the Premises tending to create or maintain a nuisance or do any act tending to injure the reputation of the Property, (xi) throw or permit to be thrown or dropped any article from any window or other opening in the Property, (xii) use or permit upon the Premises anything that will invalidate or increase the rate of insurance on any policies of insurance now or hereafter carried on the Property or violate the certificates of occupancy issued for the premises or the Property, (xiii) use the Premises for any purpose, or permit upon the Premises anything, that may be dangerous to person or property (including but not limited to flammable oils, fluids, paints, chemicals, firearms or any explosive articles or materials) nor
(xiv) do or permit anything to be done upon the Premises in any way tending to disturb any other tenant at the Property or the occupants of neighboring property.

        (19) If the Property shall now or hereafter contain a building garage, parking structure or other parking area or facility, the following Rules shall apply in such areas or facilities:

                  (i) Parking shall be available in areas designated generally for tenant parking, for such daily or monthly charges as Landlord may establish from time to time, or as may be provided in any parking Agreement attached hereto (which, when signed by both parties as provided therein, shall thereupon become effective). In all cases, parking for Tenant and its employees and visitors shall be on a "first come, first served," unassigned basis, with Landlord and other tenants at the Property, and their



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


                employees and visitors, and other Persons (as defned in Article 26 of the Lease) to whom Landlord shall grant the right or who shall otherwise have the right to use the same, all subject to these Rules, as the same may be amended or supplemented, and applied on a non-discriminatory basis, as is further described in Article 6 of the lease. Notwithstanding the foregoing to the contrary, Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, handicapped individuals, and other tenants, visitors of tenants or other Persons, and Tenant and its employees and visitors shall not park in any such assigned or reserved spaces. Landlord may restrict or prohibit full size vans and other large vehicles.

                (ii) In case of any violation of these provisions, Landlord may refuse to permit the violator to park, and may remove the vehicle owned or driven by the violator from the Property without liability whatsoever, at such violator's risk and expense. Landlord reserves the right to close all or a portion of the parking areas or facilities in order to make repairs or performance maintenance services, or to alter, modify, re-stripe or renovate the same, or if required by casualty, strike, condemnation, act of God, Law or governmental requirement, or any other reason beyond Landlord's reasonable control. In the event access is denied for any reason, any monthly parking charges shall be abated to the extent access is denied, as Tenant's sole recourse. Tenant acknowledges that such parking areas or facilities may be operated by an independent contractor not affiliated with Landlord, and Tenant acknowledges that in such event, Landlord shall have no liability for claims arising through acts or omissions of such independent contractor, if such contractor is reputable.

                (iii) Hours shall be 6 a.m. to 8 p.m., Monday through Friday, and 10:00 a.m. to 1:00 p.m. on Saturdays, or such other hours as may be reasonably established by Landlord or its parking operator from time to time; cars must be parked entirely within the stall lines, and only small cars may be parked in areas reserved for small cars; all directional signs and arrows must be observed; the speed limit shall be 5 miles per hour; spaces reserved for handicapped parking must be used only by vehicles property designated; every parker is required to park and lock his own car; washing, waxing, cleaning or servicing of any vehicle is prohibited; parking areas may be used only for parking automobiles; parking is prohibited in areas: (a) not striped or designated for parking, (b) aisles, (c) where "no parking" signs are posted, (d) ramps, and (e) loading areas and other specially designated areas. Delivery trucks and vehicles shall use only those areas designated therefor.



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